UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2023

Date of reporting period:	October 1 , 2022 – September 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 23

Message from the Trustees

November 7, 2023

Dear Fellow Shareholder:

Equity markets have risen from the depths of the 2022 downturn over the past 12 months. At the same time, the U.S. economy has continued to grow. However, both stocks and bonds have encountered headwinds recently. With the rate of inflation above the Federal Reserve’s target of 2%, the Fed has made it clear that short-term interest rates will remain high heading into 2024. Many experts believe the Fed’s restrictive policy keeps the risk of a recession alive.

Turning to bond markets, performance has been mostly lackluster over the past 12 months. The rise in bond yields since July has challenged many fixed income assets. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 3 and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

2 Dynamic Asset Allocation Balanced Fund

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/23. See page 2 and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Balanced Fund 3

Brett, please describe investing conditions for the 12-month reporting period.

Stocks delivered solid gains in a period challenged by many macroeconomic issues. Rising interest rates, the Russian war against Ukraine, and a slowdown in global growth weighed on investor sentiment at times. One of the biggest headwinds for investors was historically high inflation and the efforts by central banks to tame it. Inflation in the U.S. reached 40-year highs, and the U.S. Federal Reserve implemented its most rapid series of interest-rate increases since the early 1980s. Many investors feared the Fed’s aggressive tactics to control inflation would push the economy into a recession.

In late 2022, inflation, as measured by the Consumer Price Index, began to show signs of easing. With the prospect of an end to interest-rate hikes, 2023 began on a bright note and stocks posted solid gains in January. However, recession concerns escalated in February, and new worries emerged in March. The banking industry experienced turmoil with the failures of several U.S. regional banks and a Swiss government-engineered takeover of Credit Suisse by UBS. Despite ongoing issues,

4 Dynamic Asset Allocation Balanced Fund

Allocations are shown as a percentage of the fund’s net assets as of 9/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/23. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Balanced Fund 5

stocks posted gains in June and July 2023, as positive earnings reports were released and data showed inflation continuing to ease. Also in 2023, the Fed took a pause on tightening at its June meeting, raised rates in July, and held them steady in September. Fed Chair Jerome Powell stated that the central bank would continue to make data-driven decisions on a meeting-by-meeting basis.

For the 12-month reporting period, U.S. stocks, as measured by the S&P 500 Index, returned 21.62%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 25.65%.

For the 12-month reporting period, investment-grade bonds returned 0.64%, as measured by the Bloomberg U.S. Aggregate Bond Index. High-yield bonds returned 10.51%, as measured by the JPMorgan Developed High Yield Index. The yield on the benchmark 10-year U.S. Treasury climbed from 3.67% at the start of the period to 4.59% by period-end. Short-term yields rose even more, causing the yield curve to invert. The yield curve remained inverted over the 12 months, which in past economic cycles has been an indicator of a recession to come. [The yield curve is a graphical representation of the yields/interest rates of bonds with equal credit quality but differing maturity dates.]

For the 12-month reporting period, global equities, as measured by the MSCI World Index (ND), posted a gain of 21.95%. Global bonds, as measured by the FTSE World Government Bond Index, posted a return of 1.04%.

How did the fund perform for the 12 months ended September 30, 2023?

The fund’s class A shares returned 12.88%, underperforming the fund’s primary benchmark, the Russell 3000 Index, which returned 20.46%. The fund’s custom Putnam Balanced Blended Benchmark returned 13.40% for the period.

What strategies impacted fund performance relative to the custom benchmark during the reporting period?

Overall, our asset allocation decisions weighed on benchmark-relative performance. This was primarily driven by our equity positioning. The fund had a modest underweight exposure to equity risk for the first several months of the period. This weighed on performance in October 2022. In mid-November 2022, we shifted to a further underweight position and maintained this exposure through July 2023, when we then shifted to a modest underweight position. In 2023, this underweight positioning hurt performance as stocks soared in January and June, but aided performance when stocks experienced weakness, such as in December, February, and August.

Interest-rate exposure was neutral for most of the period. For 2023, in early February, we shifted to a modest underweight position, which led to a gain in performance. In early March, we shifted the position back to neutral. In early June, we tactically shifted once again to a modest underweight position. In late September, we shifted our exposure back to neutral.

We maintained a modestly long, out-of-benchmark position to commodity risk until late March 2023 that contributed a loss. From late March 2023 until the end of the period, we maintained a neutral position to commodities.

Security selection boosted benchmark-relative performance. Strategies that augmented performance included quantitative U.S. large-cap core equity, fundamental U.S. large-cap value equity, and quantitative U.S. small-cap core equity.

6 Dynamic Asset Allocation Balanced Fund

How did the fund use derivatives for the reporting period?

The fund used futures to help manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash.

As the fund starts a new fiscal year, how is it positioned relative to the custom benchmark?

The fund is positioned modestly underweight to equity risk and neutral to interest-rate exposure and commodity risk.

What is your outlook for the financial markets?

We expect elevated inflation, tighter financial conditions, and recession fears will continue to weigh on market sentiment in the fourth quarter of 2023.

Our near-term outlook for equities is slightly bearish. The Fed has tightened more than what was priced in at the beginning of 2023, and its interest-rate cuts were pushed out further than initially expected. At the same time, the S&P 500 Index has rallied strongly due to investor excitement over artificial intelligence and economic data that lowered the risk of recession while increasing the potential for a soft landing for the U.S. economy. Given this backdrop, we believe equity positioning closer to neutral is warranted for the foreseeable future.

Our near-term outlook for interest-rate-sensitive fixed income is neutral. Following the hawkish market reaction to the Fed’s summary of economic projections and dot plot from its September 2023 meeting, 10-year U.S. Treasury yields reached their highest levels since October 2007. We continue to believe that the Fed will keep rates higher for longer.

Our view on commodities is neutral. Many physical markets remain tight, but the potential for recession and tighter financial conditions are risks to the downside. Commodity price volatility has also increased significantly.

We continue to have conviction in our investment strategies and our ability to adapt the fund to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the reporting period, the fund’s portfolio generated a higher level of income. As a result, the fund’s quarterly dividend rate for class A shares was increased from $0.046 to $0.055 per share in December 2022, and from $0.055 to $0.059 per share in June 2023. Similar increases were made to other share classes of the fund.

Dynamic Asset Allocation Balanced Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/7/94)
Before sales charge	6.63%	6.08%	3.85%	3.65%	12.88%
After sales charge	6.42	5.45	2.63	1.62	6.39
Class B (2/11/94)
Before CDSC	6.41	5.44	3.07	2.88	12.04
After CDSC	6.41	5.44	2.75	2.00	7.04
Class C (9/1/94)
Before CDSC	6.39	5.44	3.07	2.86	11.99
After CDSC	6.39	5.44	3.07	2.86	10.99
Class P (8/31/16)
Net asset value	6.93	6.44	4.22	4.03	13.33
Class R (1/21/03)
Net asset value	6.35	5.80	3.59	3.39	12.57
Class R5 (7/2/12)
Net asset value	6.89	6.34	4.10	3.89	13.22
Class R6 (7/2/12)
Net asset value	6.94	6.45	4.20	4.01	13.30
Class Y (7/5/94)
Net asset value	6.89	6.34	4.11	3.92	13.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Dynamic Asset Allocation Balanced Fund

Comparative annualized index returns For periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	9.70%	11.28%	9.14%	9.38%	20.46%
Putnam Balanced
Blended Benchmark*	—†	6.81	5.40	3.64	13.40
Lipper Mixed-Asset Target
Allocation Moderate Funds
category median ‡	6.58	4.73	3.59	2.46	9.99

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/23, there were 572, 542, 511, 388, and 27 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,981 and $16,993, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $18,660, $17,581, $18,488, $18,679, and $18,493, respectively.

Dynamic Asset Allocation Balanced Fund 9

Fund price and distribution information For the 12-month period ended 9/30/23

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4	4	4	4	4
Income	$0.228		$0.108	$0.122	$0.278	$0.192	$0.199	$0.275	$0.263
Capital gains
Long-term gains	0.626		0.626	0.626	0.626	0.626	0.626	0.626	0.626
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.854		$0.734	$0.748	$0.904	$0.818	$0.825	$0.901	$0.889
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/22	$13.31	$14.12	$13.28	$12.86	$13.34	$13.18	$13.34	$13.34	$13.34
9/30/23	14.13	14.99	14.11	13.62	14.17	13.98	14.24	14.17	14.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/22	0.94%	1.69%	1.69%	0.57%	1.19%	0.71%	0.61%	0.69%
Annualized expense ratio
for the six-month period
ended 9/30/23*	0.96%	1.71%	1.71%	0.59%	1.21%	0.73%	0.63%	0.71%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

10 Dynamic Asset Allocation Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/23 to 9/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.63	$8.63	$2.99	$6.12	$3.70	$3.19	$3.59
Ending value (after expenses)	$1,017.50	$1,013.90	$1,014.20	$1,020.10	$1,016.40	$1,019.40	$1,019.90	$1,018.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/23, use the following calculation method. To find the value of your investment on 4/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.64	$8.64	$2.99	$6.12	$3.70	$3.19	$3.60
Ending value (after expenses)	$1,020.26	$1,016.50	$1,016.50	$1,022.11	$1,019.00	$1,021.41	$1,021.91	$1,021.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

Dynamic Asset Allocation Balanced Fund 11

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

FTSE® World Government Bond Index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% the Russell 3000® Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI

12 Dynamic Asset Allocation Balanced Fund

Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Dynamic Asset Allocation Balanced Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of September 30, 2023, Putnam employees had approximately $477,000,000 and the Trustees had approximately $65,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund 15

Trustee approval of management contracts

Consideration of your fund’s new and interim management, sub-management and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a

16 Dynamic Asset Allocation Balanced Fund

special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

Dynamic Asset Allocation Balanced Fund 17

solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

18 Dynamic Asset Allocation Balanced Fund

General conclusions — Current
Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees did not attempt to evaluate PIL or PAC as separate entities.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review.

The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the

Dynamic Asset Allocation Balanced Fund 19

New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules
and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management,

20 Dynamic Asset Allocation Balanced Fund

distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at

Dynamic Asset Allocation Balanced Fund 21

the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 591, 545 and 511 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

22 Dynamic Asset Allocation Balanced Fund

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management.

The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Balanced Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Balanced Fund 25

The fund’s portfolio 9/30/23

COMMON STOCKS (70.4%)*	Shares	Value
Advertising and marketing services (—%)
Trade Desk, Inc. (The) Class A †	6,421	$501,801
		501,801
Automotive (1.6%)
Bayerische Motoren Werke AG (Germany)	6,626	674,921
Blue Bird Corp. †	3,064	65,416
Dana, Inc.	4,719	69,228
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	9,746	916,628
Ford Motor Co.	46,436	576,735
General Motors Co.	186,452	6,147,322
PROG Holdings, Inc. †	2,145	71,235
Stellantis NV (Italy)	79,628	1,526,498
Tesla, Inc. †	51,425	12,867,563
Toyota Motor Corp. (Japan)	6,500	116,800
Triton International, Ltd. (Bermuda)	5,576	458,738
TuSimple Holdings, Inc. Class A †	51,508	80,352
United Rentals, Inc.	8,629	3,836,195
Visteon Corp. †	2,814	388,529
Volkswagen AG (Preference) (Germany)	9,148	1,053,267
		28,849,427
Basic materials (3.3%)
AdvanSix, Inc.	5,136	159,627
American Vanguard Corp.	5,052	55,218
American Woodmark Corp. †	3,084	233,181
Andersons, Inc. (The)	4,259	219,381
Anglo American PLC (London Exchange) (United Kingdom)	30,608	847,423
AptarGroup, Inc.	4,403	550,551
ArcelorMittal SA (France)	46,127	1,153,631
Archer-Daniels-Midland Co.	7,827	590,312
Arcosa, Inc.	1,231	88,509
Arkema SA (France)	3,675	362,383
Atkore, Inc. †	3,244	483,972
Avient Corp.	1,713	60,503
BHP Group, Ltd. (ASE Exchange) (Australia)	79,497	2,254,182
BHP Group, Ltd. (London Exchange) (Australia)	5,587	158,292
BlueScope Steel, Ltd. (Australia)	46,384	579,273
Boise Cascade Co.	4,221	434,932
Builders FirstSource, Inc. †	36,454	4,538,158
CF Industries Holdings, Inc.	7,127	611,069
Cie de Saint-Gobain SA (France)	21,987	1,317,209
Clearwater Paper Corp. †	2,016	73,080
Commercial Metals Co.	1,376	67,988
Constellium SE (France) †	22,454	408,663
Corteva, Inc.	66,743	3,414,572
CRH PLC (Ireland)	49,302	2,698,298
CRH PLC (London Exchange) (Ireland)	46,818	2,582,254
Dole PLC (Ireland)	5,811	67,291
Dow, Inc.	10,817	557,725
DuPont de Nemours, Inc.	36,974	2,757,891
Eastman Chemical Co.	19,993	1,533,863

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Basic materials cont.
Eiffage SA (France)	6,188	$587,792
Element Solutions, Inc.	28,853	565,807
Fortune Brands Innovations, Inc.	9,049	562,486
Freeport-McMoRan, Inc. (Indonesia)	124,244	4,633,059
Frontdoor, Inc. †	9,991	305,625
Glencore PLC (United Kingdom)	159,243	910,680
Holcim AG (Switzerland)	10,036	642,560
Huntsman Corp.	23,193	565,909
Innospec, Inc.	2,213	226,169
LightWave Logic, Inc. †	25,480	113,896
Limbach Holdings, Inc. †	2,615	82,974
Linde PLC	5,136	1,912,390
Martin Marietta Materials, Inc.	5,156	2,116,435
Minerals Technologies, Inc.	1,151	63,029
Misumi Group, Inc. (Japan)	4,700	73,381
Mueller Industries, Inc.	4,720	354,755
Nucor Corp.	3,699	578,339
Olin Corp.	11,471	573,321
Orion Engineered Carbons SA (Luxembourg)	4,324	92,015
PotlatchDeltic Corp. R	2,661	120,783
PPG Industries, Inc.	23,768	3,085,087
Reliance Steel & Aluminum Co.	2,276	596,835
Rio Tinto PLC (United Kingdom)	10,480	658,324
Sherwin-Williams Co. (The)	11,258	2,871,353
Shin-Etsu Chemical Co., Ltd. (Japan)	48,600	1,410,586
Simpson Manufacturing Co., Inc.	1,352	202,543
South32, Ltd. (Australia)	107,714	235,655
Standex International Corp.	524	76,342
Steel Dynamics, Inc.	5,604	600,861
Sterling Construction Co., Inc. †	5,029	369,531
Taiyo Nippon Sanso Corp. (Japan)	21,200	502,453
Tenaris SA (Italy)	25,735	406,640
TopBuild Corp. †	2,159	543,204
Tronox Holdings PLC Class A	23,168	311,378
Tutor Perini Corp. †	5,695	44,592
UFP Industries, Inc.	4,954	507,290
WestRock Co.	19,486	697,599
Weyerhaeuser Co. R	37,684	1,155,391
Worthington Industries, Inc.	450	27,819
Yara International ASA (Norway)	11,903	450,809
		58,695,128
Broadcasting (—%)
Sinclair, Inc.	6,091	68,341
		68,341
Building materials (0.1%)
AAON, Inc.	997	56,699
Apogee Enterprises, Inc.	1,620	76,270
JELD-WEN Holding, Inc. †	12,659	169,124
Masonite International Corp. †	1,118	104,220

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (70.4%)* cont.	Shares	Value
Building materials cont.
Modine Manufacturing Co. †	8,492	$388,509
Owens Corning	4,729	645,083
PGT Innovations, Inc. †	3,136	87,024
		1,526,929
Capital goods (3.2%)
Adient PLC †	1,822	66,867
Aeva Technologies, Inc. †	36,789	28,140
Alamo Group, Inc.	383	66,205
Albany International Corp. Class A	937	80,844
Allison Transmission Holdings, Inc.	11,813	697,676
American Axle & Manufacturing Holdings, Inc. †	32,526	236,139
Applied Industrial Technologies, Inc.	2,045	316,177
Aptiv PLC †	7,488	738,242
Astec Industries, Inc.	1,573	74,104
Astronics Corp. †	4,509	71,513
BAE Systems PLC (United Kingdom)	118,466	1,438,043
Ball Corp.	28,257	1,406,633
Barnes Group, Inc.	1,908	64,815
Belden, Inc.	1,866	180,162
Berry Global Group, Inc.	9,289	575,082
Boeing Co. (The) †	2,897	555,297
Caterpillar, Inc.	6,042	1,649,466
Comfort Systems USA, Inc.	456	77,707
Cummins, Inc.	2,610	596,281
Dassault Aviation SA (France)	1,806	339,700
Deere & Co.	1,457	549,843
Eaton Corp. PLC	2,586	551,542
Ebara Corp. (Japan)	9,400	440,333
Emerson Electric Co.	5,707	551,125
Encore Wire Corp.	1,338	244,131
Enviri Corp. †	9,507	68,641
Fortive Corp.	7,354	545,373
Franklin Electric Co., Inc.	864	77,095
GEA Group AG (Germany)	13,184	487,319
Gentherm, Inc. †	1,142	61,965
GrafTech International, Ltd.	51,825	198,490
HEICO Corp.	3,439	556,877
Hillenbrand, Inc.	2,667	112,841
Honeywell International, Inc.	17,239	3,184,733
Hyster-Yale Materials Handling, Inc.	2,373	105,788
Ingersoll Rand, Inc.	55,630	3,544,744
ITT, Inc.	5,533	541,736
Jacobs Solutions, Inc.	7,852	1,071,798
Johnson Controls International PLC	84,191	4,479,802
Kone Oyj Class B (Finland)	2,924	123,286
L3Harris Technologies, Inc.	3,506	610,465
Legrand SA (France)	6,696	614,537
LKQ Corp.	11,189	553,967
Lockheed Martin Corp.	1,438	588,084

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Capital goods cont.
Mitsubishi Electric Corp. (Japan)	44,200	$546,447
Mitsubishi Heavy Industries, Ltd. (Japan)	24,600	1,378,243
MYR Group, Inc. †	810	109,156
NGK Insulators, Ltd. (Japan)	28,200	373,772
nLight, Inc. †	4,798	49,899
Northrop Grumman Corp.	7,936	3,493,348
O-I Glass, Inc. †	18,701	312,868
Otis Worldwide Corp.	7,387	593,250
Parker Hannifin Corp.	1,484	578,048
Powell Industries, Inc.	1,574	130,485
Prysmian SpA (Italy)	49,001	1,965,902
Republic Services, Inc.	4,059	578,448
Rheinmetall AG (Germany)	2,430	626,508
RTX Corp.	42,385	3,050,448
Ryerson Holding Corp.	8,379	243,745
Shyft Group, Inc. (The)	4,402	65,898
Standard Motor Products, Inc.	856	28,779
Stoneridge, Inc. †	3,359	67,415
Terex Corp.	7,437	428,520
Tetra Tech, Inc.	3,979	604,927
Textron, Inc.	7,652	597,927
Titan International, Inc. †	7,125	95,689
Titan Machinery, Inc. †	2,716	72,191
TransDigm Group, Inc. †	2,662	2,244,412
Valmont Industries, Inc.	2,409	578,666
Vertiv Holdings Co.	90,593	3,370,060
Vinci SA (France)	25,920	2,869,519
Waste Connections, Inc.	11,790	1,583,397
Watts Water Technologies, Inc. Class A	511	88,311
Xylem, Inc./NY	6,125	557,559
Zurn Elkay Water Solutions Corp.	11,829	331,449
		56,738,894
Commercial and consumer services (2.4%)
Arrowhead Pharmaceuticals, Inc. †	8,982	241,346
Automatic Data Processing, Inc.	32,132	7,730,317
Barrett Business Services, Inc.	714	64,431
Booking Holdings, Inc. †	3,747	11,555,560
Cimpress PLC (Ireland) †	3,431	240,204
Cintas Corp.	1,211	582,503
Compass Group PLC (United Kingdom)	55,191	1,344,549
CoStar Group, Inc. †	16,022	1,231,932
Ecolab, Inc.	3,207	543,266
Expedia Group, Inc. †	6,619	682,220
Experian PLC (United Kingdom)	31,823	1,039,630
Forrester Research, Inc. †	1,267	36,616
Franklin Covey Co. †	1,684	72,277
Global Payments, Inc.	4,663	538,064
Green Dot Corp. Class A †	4,806	66,948
Huron Consulting Group, Inc. †	770	80,203

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (70.4%)* cont.	Shares	Value
Commercial and consumer services cont.
Jardine Matheson Holdings, Ltd. (Hong Kong)	5,800	$269,124
Laureate Education, Inc.	26,210	369,561
LiveRamp Holdings, Inc. †	12,263	353,665
Mastercard, Inc. Class A	22,871	9,054,858
PayPal Holdings, Inc. †	103,712	6,063,004
Pitney Bowes, Inc.	41,055	123,986
RE/MAX Holdings, Inc. Class A	3,344	43,271
SP Plus Corp. †	1,969	71,081
StoneCo., Ltd. Class A (Brazil) †	27,279	291,067
WEX, Inc. †	2,862	538,314
Worldline SA/France (France) †	19,699	550,830
		43,778,827
Communication services (1.2%)
American Tower Corp. R	36,553	6,011,140
AT&T, Inc.	227,754	3,420,865
Cambium Networks Corp. †	4,007	29,371
Charter Communications, Inc. Class A †	6,295	2,768,667
Comcast Corp. Class A	64,109	2,842,594
Crown Castle, Inc. R	5,884	541,505
Iridium Communications, Inc.	11,878	540,330
KDDI Corp. (Japan)	17,900	547,942
Liberty Latin America, Ltd. Class C (Chile) †	33,318	271,875
Nippon Telegraph & Telephone Corp. (Japan)	530,100	626,100
SBA Communications Corp. R	7,777	1,556,722
T-Mobile US, Inc. †	12,370	1,732,419
Telstra Group, Ltd. (Australia)	313,577	775,436
Verizon Communications, Inc.	17,893	579,912
		22,244,878
Communications equipment (—%)
Motorola Solutions, Inc.	2,004	545,569
Viavi Solutions, Inc. †	6,887	62,947
		608,516
Computers (5.3%)
A10 Networks, Inc.	18,948	284,788
Adeia, Inc.	17,912	191,300
Agilysys, Inc. †	2,219	146,809
Amplitude, Inc. Class A †	6,685	77,345
AppFolio, Inc. Class A †	389	71,043
Apple, Inc.	398,589	68,242,423
Asana, Inc. Class A †	3,402	62,291
Bandwidth, Inc. Class A †	8,538	96,223
Calix, Inc. †	8,209	376,301
Cisco Systems, Inc.	114,778	6,170,465
CommVault Systems, Inc. †	5,656	382,402
Dropbox, Inc. Class A †	21,033	572,729
Elastic NV †	10,294	836,285
Enfusion, Inc. Class A †	8,316	74,595
Extreme Networks, Inc. †	16,504	399,562
Fortinet, Inc. †	9,430	553,352

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Computers cont.
Fujitsu, Ltd. (Japan)	9,500	$1,117,739
GitLab, Inc. Class A †	12,700	574,294
HashiCorp., Inc. Class A †	23,356	533,217
MongoDB, Inc. †	1,808	625,315
MSCI, Inc.	5,730	2,939,948
NetApp, Inc.	3,860	292,897
NetScout Systems, Inc. †	2,597	72,768
OneSpan, Inc. †	5,880	63,210
PDF Solutions, Inc. †	1,812	58,709
Phreesia, Inc. †	6,724	125,604
PlayAGS, Inc. †	6,947	45,294
Pure Storage, Inc. Class A †	13,828	492,553
Qualys, Inc. †	3,031	462,379
Rapid7, Inc. †	8,431	385,971
RingCentral, Inc. Class A †	18,393	544,985
Smartsheet, Inc. Class A †	18,187	735,846
Snowflake, Inc. Class A †	3,759	574,262
Super Micro Computer, Inc. †	2,189	600,268
Synopsys, Inc. †	13,605	6,244,287
Vimeo, Inc. †	32,563	115,273
Weave Communications, Inc. †	17,057	139,015
Yext, Inc. †	31,159	197,236
		95,478,983
Conglomerates (0.5%)
3M Co.	5,612	525,395
AMETEK, Inc.	30,748	4,543,324
General Electric Co.	5,063	559,715
Marubeni Corp. (Japan)	80,100	1,248,330
Mitsubishi Corp. (Japan)	24,700	1,176,724
Mitsui & Co., Ltd. (Japan)	41,000	1,486,008
SPX Technologies, Inc. †	2,808	228,571
		9,768,067
Consumer (0.4%)
LVMH Moet Hennessy Louis Vuitton SA (France)	7,082	5,342,850
Pandora A/S (Denmark)	6,979	719,456
Signet Jewelers, Ltd.	5,251	377,074
		6,439,380
Consumer staples (4.8%)
A-Mark Precious Metals, Inc.	3,233	94,824
ACCO Brands Corp.	13,539	77,714
Altria Group, Inc.	51,764	2,176,676
Asahi Group Holdings, Ltd. (Japan)	35,700	1,334,715
Auto Trader Group PLC (United Kingdom)	68,835	515,980
Bloomin’ Brands, Inc.	2,593	63,762
Brink’s Co. (The)	4,627	336,105
Cal-Maine Foods, Inc.	1,408	68,175
Cargurus, Inc. †	13,239	231,947
Carlsberg A/S Class B (Denmark)	1,188	149,701
Carrols Restaurant Group, Inc. †	19,357	127,563

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (70.4%)* cont.	Shares	Value
Consumer staples cont.
Chipotle Mexican Grill, Inc. †	1,407	$2,577,385
CK Hutchison Holdings, Ltd. (Hong Kong)	353,000	1,881,364
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	44,400	580,324
Coca-Cola Co. (The)	202,995	11,363,660
Coca-Cola Consolidated, Inc.	591	376,065
Coca-Cola Europacific Partners PLC (Spain)	29,152	1,821,417
Coca-Cola HBC AG (Italy)	33,756	923,889
Coles Group, Ltd. (Australia)	63,814	635,536
Colgate-Palmolive Co.	8,204	583,386
CoreCivic, Inc. †	7,135	80,269
Costco Wholesale Corp.	9,869	5,575,591
Coursera, Inc. †	5,924	110,720
Dave & Buster’s Entertainment, Inc. †	3,226	119,588
DoorDash, Inc. Class A †	8,657	687,972
e.l.f. Beauty, Inc. †	589	64,690
Etsy, Inc. †	8,972	579,412
First Watch Restaurant Group, Inc. †	6,817	117,866
Heidrick & Struggles International, Inc.	4,184	104,684
Hershey Co. (The)	2,862	572,629
Hostess Brands, Inc. †	11,183	372,506
Hudson Technologies, Inc. †	8,418	111,959
Imperial Brands PLC (United Kingdom)	59,034	1,198,794
Ingles Markets, Inc. Class A	1,664	125,349
Insperity, Inc.	673	65,685
Inter Parfums, Inc.	2,821	378,973
ITOCHU Corp. (Japan)	47,700	1,723,412
Itron, Inc. †	6,350	384,683
Jeronimo Martins SGPS SA (Portugal)	14,067	315,707
John B. Sanfilippo & Son, Inc.	908	89,710
Kenvue, Inc.	74,240	1,490,739
Kerry Group PLC Class A (Ireland)	4,620	385,668
Keurig Dr Pepper, Inc.	89,226	2,816,865
Koninklijke Ahold Delhaize NV (Netherlands)	41,093	1,239,081
Korn Ferry	6,324	300,011
L’Oreal SA (France)	4,435	1,836,708
MakeMyTrip, Ltd. (India) †	14,147	573,236
McDonald’s Corp.	2,097	552,434
Mondelez International, Inc. Class A	30,927	2,146,334
Nestle SA (Switzerland)	29,771	3,361,783
Nissin Food Products Co., Ltd. (Japan)	8,100	672,903
PepsiCo, Inc.	5,130	869,227
Perdoceo Education Corp.	10,589	181,072
Philip Morris International, Inc.	93,267	8,634,659
Primo Water Corp.	4,423	61,037
Procter & Gamble Co. (The)	50,926	7,428,066
Recruit Holdings Co., Ltd. (Japan)	45,200	1,391,910
Resideo Technologies, Inc. †	4,593	72,569
Resources Connection, Inc.	4,198	62,592
Sally Beauty Holdings, Inc. †	19,827	166,150

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Consumer staples cont.
Simply Good Foods Co. (The) †	6,595	$227,659
Sodexo SA (France)	4,109	423,175
Turning Point Brands, Inc.	2,360	54,492
Uber Technologies, Inc. †	162,151	7,457,325
Udemy, Inc. †	3,567	33,887
Unilever PLC (United Kingdom)	30,078	1,484,293
United Natural Foods, Inc. †	3,656	51,696
Upwork, Inc. †	25,920	294,451
USANA Health Sciences, Inc. †	1,250	73,263
Vector Group, Ltd.	8,413	89,514
WH Group, Ltd. (Hong Kong)	625,500	326,378
Yakult Honsha Co., Ltd. (Japan)	63,600	1,544,854
		85,004,418
Electronics (4.0%)
Advanced Micro Devices, Inc. †	26,186	2,692,445
Allied Motion Technologies, Inc.	1,604	49,596
Ambarella, Inc. †	1,096	58,121
Broadcom, Inc.	11,333	9,412,963
CEVA, Inc. †	2,880	55,843
ESCO Technologies, Inc.	1,137	118,748
Hamamatsu Photonics KK (Japan)	7,000	294,311
Hoya Corp. (Japan)	21,500	2,215,651
Keysight Technologies, Inc. †	4,234	560,201
NVIDIA Corp.	81,165	35,305,963
NXP Semiconductors NV	9,783	1,955,817
Qorvo, Inc. †	6,299	601,366
Qualcomm, Inc.	96,173	10,680,974
Rambus, Inc. †	7,610	424,562
Shimadzu Corp. (Japan)	23,700	629,406
STMicroelectronics NV (France)	14,586	628,430
Synaptics, Inc. †	1,590	142,210
TDK Corp. (Japan)	8,500	314,783
Thales SA (France)	13,310	1,867,570
Trimble, Inc. †	5,411	291,436
TTM Technologies, Inc. †	7,121	91,718
Vishay Intertechnology, Inc.	3,788	93,639
Vontier Corp.	65,679	2,030,795
Woodward, Inc.	4,547	565,010
		71,081,558
Energy (3.5%)
Alpha Metallurgical Resources, Inc.	1,921	498,941
Amplify Energy Corp. †	9,977	73,331
APA Corp.	14,258	586,004
Arch Resources, Inc.	1,399	238,753
BP PLC (United Kingdom)	558,177	3,604,063
California Resources Corp.	7,702	431,389
Cheniere Energy, Inc.	22,633	3,756,173
Chevron Corp.	3,589	605,177
Chord Energy Corp.	2,632	426,568

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (70.4%)* cont.	Shares	Value
Energy cont.
Comstock Resources, Inc.	5,875	$64,801
ConocoPhillips	42,434	5,083,593
CONSOL Energy, Inc.	3,627	380,509
Delek US Holdings, Inc.	2,560	72,730
DMC Global, Inc. †	2,505	61,297
Equinor ASA (Norway)	36,993	1,212,875
Exxon Mobil Corp.	155,123	18,239,362
Golar LNG, Ltd. (Norway)	14,079	341,557
Marathon Oil Corp.	224,714	6,011,100
Marathon Petroleum Corp.	26,068	3,945,131
Murphy Oil Corp.	723	32,788
Nabors Industries, Ltd. †	1,079	132,868
Newpark Resources, Inc. †	10,870	75,112
NOW, Inc. †	21,752	258,196
Oceaneering International, Inc. †	3,232	83,127
Par Pacific Holdings, Inc. †	10,729	385,600
PBF Energy, Inc. Class A	9,967	533,534
Peabody Energy Corp.	3,339	86,781
Repsol SA (Spain)	83,481	1,374,231
Schlumberger, Ltd.	9,766	569,358
Shell PLC (United Kingdom)	120,801	3,893,860
Shell PLC (United Kingdom)	53,651	1,703,421
SM Energy Co.	9,644	382,385
SunCoke Energy, Inc.	13,893	141,014
Targa Resources Corp.	6,906	591,982
Thermon Group Holdings, Inc. †	4,570	125,538
TotalEnergies SE (France)	19,156	1,260,606
US Silica Holdings, Inc. †	24,475	343,629
Valero Energy Corp.	28,551	4,045,962
W&T Offshore, Inc. †	16,567	72,563
Warrior Met Coal, Inc.	9,256	472,796
Weatherford International PLC †	5,634	508,919
		62,707,624
Entertainment (0.2%)
Live Nation Entertainment, Inc. †	18,746	1,556,668
Sony Group Corp. (Japan)	15,900	1,300,647
		2,857,315
Financials (9.5%)
3i Group PLC (United Kingdom)	53,734	1,352,508
Affiliated Managers Group, Inc.	4,836	630,324
AIB Group PLC (Ireland)	82,173	370,039
Alexander & Baldwin, Inc. R	8,520	142,540
Allianz SE (Germany)	2,513	599,254
Ally Financial, Inc.	20,444	545,446
Amalgamated Financial Corp.	3,543	61,010
American Assets Trust, Inc. R	3,239	62,999
American Equity Investment Life Holding Co.	8,340	447,358
American Express Co.	5,416	808,013
American Financial Group, Inc.	5,197	580,349

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
American International Group, Inc.	135,067	$8,185,060
Ameriprise Financial, Inc.	8,657	2,854,040
Anywhere Real Estate, Inc. †	25,436	163,553
Apartment Income REIT Corp. R	18,398	564,819
Apollo Global Management, Inc.	38,030	3,413,573
Apple Hospitality REIT, Inc. R	10,013	153,599
Armada Hoffler Properties, Inc. R	5,920	60,621
ASR Nederland NV (Netherlands)	7,870	295,546
Associated Banc-Corp.	3,987	68,218
Assured Guaranty, Ltd.	34,860	2,109,727
AvalonBay Communities, Inc. R	3,396	583,229
Aviva PLC (United Kingdom)	132,167	624,922
AXA SA (France)	132,049	3,911,334
Axos Financial, Inc. †	9,383	355,240
Banco Bilbao Vizcaya Argentaria SA (Spain)	194,030	1,579,897
Banco Latinoamericano de Comercio Exterior SA (Panama)	2,799	59,339
Bank Hapoalim MB (Israel)	20,146	179,128
Bank Leumi Le-Israel BM (Israel)	96,523	798,096
Bank of America Corp.	194,417	5,323,137
Bank of Ireland Group PLC (Ireland)	204,006	2,003,260
Bank of New York Mellon Corp. (The)	58,352	2,488,713
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	3,530	95,592
Banner Corp.	6,497	275,343
Berkshire Hathaway, Inc. Class B †	5,786	2,026,836
BGC Group, Inc. Class A	60,853	321,304
Bread Financial Holdings, Inc.	10,417	356,261
BrightSpire Capital, Inc. R	25,210	157,815
Brixmor Property Group, Inc. R	43,824	910,663
Broadstone Net Lease, Inc. R	4,047	57,872
Camden Property Trust R	5,796	548,186
Capital One Financial Corp.	24,717	2,398,785
Cathay General Bancorp	8,706	302,621
Central Pacific Financial Corp.	4,366	72,825
Charles Schwab Corp. (The)	78,967	4,335,288
Chubb, Ltd.	3,131	651,812
Citigroup, Inc.	259,787	10,685,040
CNO Financial Group, Inc.	16,991	403,196
ConnectOne Bancorp, Inc.	4,591	81,858
COPT Defense Properties R	2,852	67,963
Corebridge Financial, Inc.	32,232	636,582
Cushman & Wakefield PLC †	18,842	143,576
Customers Bancorp, Inc. †	7,358	253,483
DBS Group Holdings, Ltd. (Singapore)	54,200	1,330,854
Deutsche Boerse AG (Germany)	4,648	803,385
Discover Financial Services	61,100	5,293,093
DNB Bank ASA (Norway)	61,605	1,240,809
East West Bancorp, Inc.	11,181	589,351
Eastern Bankshares, Inc.	5,484	68,769
Employers Holdings, Inc.	2,128	85,014

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
Enova International, Inc. †	2,071	$105,352
Enterprise Financial Services Corp.	4,856	182,100
Equitable Holdings, Inc.	82,378	2,338,711
Equity Residential R	27,580	1,619,222
Erste Group Bank AG (Czech Republic)	13,003	449,191
Essent Group, Ltd.	9,461	447,411
Essential Properties Realty Trust, Inc. R	3,106	67,183
Essex Property Trust, Inc. R	2,642	560,342
Eurazeo SE (France)	2,344	139,633
Euronext NV (France)	12,114	843,031
Exor NV (Netherlands)	4,758	421,764
Fifth Third Bancorp	23,063	584,186
First BanCorp/Puerto Rico (Puerto Rico)	28,802	387,675
First Financial Corp./IN	1,711	57,849
First Industrial Realty Trust, Inc. R	11,179	532,009
Fulton Financial Corp.	2,613	31,643
Gaming and Leisure Properties, Inc. R	66,519	3,029,940
Genworth Financial, Inc. Class A †	67,803	397,326
Gjensidige Forsikring ASA (Norway)	7,640	112,268
Global Net Lease, Inc. R	6,131	58,919
Globe Life, Inc.	5,427	590,078
Goldman Sachs Group, Inc. (The)	18,796	6,081,822
Goodman Group (Australia) R	98,408	1,363,268
Granite Point Mortgage Trust, Inc. R	14,246	69,520
Hancock Whitney Corp.	8,265	305,722
Hanmi Financial Corp.	5,981	97,072
Heartland Financial USA, Inc.	5,473	161,070
Heritage Commerce Corp.	7,896	66,879
Hilltop Holdings, Inc.	2,646	75,041
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	3,000	111,846
Hope Bancorp, Inc.	17,545	155,273
Horace Mann Educators Corp.	6,781	199,226
Independent Bank Corp./MI	3,137	57,533
Intercontinental Exchange, Inc.	5,118	563,082
International Bancshares Corp.	1,829	79,269
Investor AB Class B (Sweden)	72,225	1,382,432
Israel Discount Bank, Ltd. Class A (Israel)	71,461	385,748
Jackson Financial, Inc. Class A	10,397	397,373
Japan Exchange Group, Inc. (Japan)	81,200	1,506,059
Jefferies Financial Group, Inc.	15,524	568,644
JPMorgan Chase & Co.	80,713	11,704,999
Julius Baer Group, Ltd. (Switzerland)	21,802	1,397,200
Kennedy-Wilson Holdings, Inc.	16,646	245,362
Ladder Capital Corp. R	6,352	65,172
Lloyds Banking Group PLC (United Kingdom)	2,425,966	1,306,299
Loews Corp.	9,620	609,042
London Stock Exchange Group PLC (United Kingdom)	14,974	1,503,193
Marsh & McLennan Cos., Inc.	2,995	569,949
MetLife, Inc.	67,803	4,265,487

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
MFA Financial, Inc. R	11,789	$113,292
MGIC Investment Corp.	61,302	1,023,130
Mid-America Apartment Communities, Inc. R	4,331	557,183
Mitsubishi UFJ Financial Group, Inc. (Japan)	265,600	2,252,803
Mizrahi Tefahot Bank, Ltd. (Israel)	11,595	419,728
Mr. Cooper Group, Inc. †	8,105	434,104
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,359	920,313
Nasdaq, Inc.	11,270	547,609
National Australia Bank, Ltd. (Australia)	57,110	1,066,127
National Bank Holdings Corp. Class A	2,214	65,889
National Health Investors, Inc. R	3,528	181,198
National Retail Properties, Inc.	38,706	1,367,870
Navient Corp.	21,205	365,150
NMI Holdings, Inc. Class A †	2,383	64,555
Nordea Bank ABP (Finland)	127,170	1,397,449
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	82,591	598,785
OceanFirst Financial Corp.	4,397	63,625
OFG Bancorp (Puerto Rico)	6,496	193,971
Open House Co., Ltd. (Japan)	3,200	108,569
Pathward Financial, Inc.	5,705	262,943
Peapack-Gladstone Financial Corp.	2,142	54,942
PennyMac Financial Services, Inc.	2,286	152,248
Piedmont Office Realty Trust, Inc. Class A R	14,015	78,764
PNC Financial Services Group, Inc. (The)	26,763	3,285,694
Preferred Bank/Los Angeles CA	2,636	164,091
Premier Financial Corp.	3,680	62,781
Prudential PLC (United Kingdom)	80,987	872,078
Public Storage R	2,080	548,122
QCR Holdings, Inc.	1,521	73,799
Regency Centers Corp. R	9,199	546,789
Reinsurance Group of America, Inc.	11,635	1,689,286
RenaissanceRe Holdings, Ltd.	3,079	609,396
Retail Opportunity Investments Corp. R	16,911	209,358
Rithm Capital Corp. R	63,210	587,221
RMR Group, Inc. (The) Class A	2,582	63,311
S&T Bancorp, Inc.	2,377	64,369
Safehold, Inc. R	3,585	63,813
Sampo Oyj Class A (Finland)	24,640	1,065,241
SEI Investments Co.	10,034	604,348
Service Properties Trust R	8,325	64,019
Simon Property Group, Inc. R	14,235	1,537,807
SiriusPoint, Ltd. (Bermuda) †	7,272	73,956
SITE Centers Corp. R	5,498	67,790
SLM Corp.	38,489	524,220
SouthState Corp.	456	30,716
State Street Corp.	16,905	1,131,959
StoneX Group, Inc. †	2,544	246,564
Sunstone Hotel Investors, Inc. R	43,216	404,070

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (70.4%)* cont.	Shares	Value
Financials cont.
Synchrony Financial	18,906	$577,956
Tanger Factory Outlet Centers, Inc. R	2,882	65,133
Taylor Morrison Home Corp. †	9,714	413,914
Terreno Realty Corp. R	1,123	63,786
Tokio Marine Holdings, Inc. (Japan)	31,500	726,149
TPG RE Finance Trust, Inc. R	10,353	69,676
TrustCo Bank Corp. NY	2,212	60,365
UBS Group AG (Switzerland)	77,602	1,918,148
UDR, Inc. R	15,367	548,141
UMB Financial Corp.	1,087	67,448
Universal Insurance Holdings, Inc.	5,717	80,152
Unum Group	12,690	624,221
Urban Edge Properties R	4,817	73,507
Vicinity, Ltd. (Australia) R	306,930	334,526
Virtu Financial, Inc. Class A	33,632	580,825
Virtus Investment Partners, Inc.	958	193,506
Visa, Inc. Class A	24,785	5,700,798
Vornado Realty Trust R	69,598	1,578,483
W.R. Berkley Corp.	9,313	591,282
Wells Fargo & Co.	101,928	4,164,778
WesBanco, Inc.	3,566	87,082
Westamerica Bancorp	5,039	217,937
Whitestone REIT R	6,928	66,717
Zurich Insurance Group AG (Switzerland)	1,147	525,598
		170,029,655
Gaming and lottery (0.2%)
Aristocrat Leisure, Ltd. (Australia)	49,289	1,293,404
Boyd Gaming Corp.	8,871	539,623
Caesars Entertainment, Inc. †	10,481	485,794
DraftKings, Inc. Class A †	18,699	550,499
Golden Entertainment, Inc.	3,192	109,103
International Game Technology PLC	13,917	421,963
La Francaise des Jeux SAEM (France)	4,931	160,136
Light & Wonder, Inc. †	6,954	496,029
Red Rock Resorts, Inc. Class A	7,935	325,335
		4,381,886
Health care (9.2%)
2seventy bio, Inc. †	13,425	52,626
Abbott Laboratories	109,167	10,572,824
AbbVie, Inc.	40,467	6,032,011
ACADIA Pharmaceuticals, Inc. †	15,725	327,709
Adaptive Biotechnologies Corp. †	36,219	197,394
Addus HomeCare Corp. †	779	66,363
Agenus, Inc.	58,810	66,455
Alkermes PLC †	14,381	402,812
Amgen, Inc.	2,622	704,689
AMN Healthcare Services, Inc. †	793	67,548
Amneal Pharmaceuticals, Inc. †	28,203	119,017
Amylyx Pharmaceuticals, Inc. †	8,602	157,503

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Health care cont.
AngioDynamics, Inc. †	9,391	$68,648
Arcellx, Inc. †	7,527	270,069
Arcturus Therapeutics Holdings, Inc. †	10,933	279,338
Arvinas, Inc. †	2,820	55,385
AstraZeneca PLC (United Kingdom)	37,648	5,066,547
AstraZeneca PLC (Rights) (United Kingdom) F	2,325	7,115
AstraZeneca PLC ADR (United Kingdom)	54,743	3,707,196
AtriCure, Inc. †	5,053	221,321
Avanos Medical, Inc. †	5,604	113,313
Axonics, Inc. †	1,114	62,518
Bio-Rad Laboratories, Inc. Class A †	1,628	583,557
Biohaven, Ltd. †	15,961	415,146
bioMerieux (France)	2,533	244,901
Boston Scientific Corp. †	40,074	2,115,908
Bristol-Myers Squibb Co.	9,157	531,472
Cabaletta Bio, Inc. †	10,915	166,126
Cardinal Health, Inc.	34,690	3,011,786
Castle Biosciences, Inc. †	4,896	82,693
Catalyst Pharmaceuticals, Inc. †	5,449	63,699
Cigna Corp.	21,607	6,181,114
Cogent Biosciences, Inc. †	5,173	50,437
Computer Programs and Systems, Inc. †	2,204	35,132
Corcept Therapeutics, Inc. †	4,852	132,193
CVS Health Corp.	25,801	1,801,426
Danaher Corp.	22,761	5,647,004
Dentsply Sirona, Inc.	16,748	572,112
Dexcom, Inc. †	25,817	2,408,726
Dyne Therapeutics, Inc. †	6,975	62,496
Edwards Lifesciences Corp. †	7,933	549,598
Elevance Health, Inc.	11,844	5,157,114
Eli Lilly and Co.	34,468	18,513,797
Enanta Pharmaceuticals, Inc. †	5,488	61,301
Exelixis, Inc. †	30,864	674,378
Fate Therapeutics, Inc. †	24,485	51,908
Fulgent Genetics, Inc. †	4,785	127,951
GE HealthCare Technologies, Inc.	4,652	316,522
Genelux Corp. †	2,759	67,568
Glaukos Corp. †	1,905	143,351
GlaxoSmithKline PLC (United Kingdom)	96,528	1,745,003
HCA Healthcare, Inc.	2,100	516,558
Health Catalyst, Inc. †	8,994	91,019
HealthEquity, Inc. †	1,125	82,181
Hologic, Inc. †	7,800	541,320
Humana, Inc.	4,734	2,303,186
IDEXX Laboratories, Inc. †	2,370	1,036,330
IGM Biosciences, Inc. †	6,806	56,830
ImmunoGen, Inc. †	13,764	218,435
Inari Medical, Inc. †	1,224	80,050
Incyte Corp. †	36,935	2,133,735

Dynamic Asset Allocation Balanced Fund 39

COMMON STOCKS (70.4%)* cont.	Shares	Value
Health care cont.
Inspire Medical Systems, Inc. †	2,478	$491,734
Intuitive Surgical, Inc. †	11,204	3,274,817
Ipsen SA (France)	2,735	358,225
IQVIA Holdings, Inc. †	3,140	617,795
Jazz Pharmaceuticals PLC †	4,339	561,640
Johnson & Johnson	3,452	537,649
Keros Therapeutics, Inc. †	1,765	56,268
Kiniksa Pharmaceuticals, Ltd. Class A †	7,639	132,689
Lantheus Holdings, Inc. †	5,603	389,296
Ligand Pharmaceuticals, Inc. †	1,042	62,437
LivaNova PLC (United Kingdom) †	6,030	318,866
Lonza Group AG (Switzerland)	1,349	624,111
MacroGenics, Inc. †	7,740	36,068
Marinus Pharmaceuticals, Inc. †	9,501	76,483
McKesson Corp.	13,480	5,861,778
Medpace Holdings, Inc. †	2,019	488,860
Medtronic PLC	7,241	567,405
Merck & Co., Inc.	121,764	12,535,604
Merck KGaA (Germany)	6,793	1,135,388
Mettler-Toledo International, Inc. †	500	554,035
MiMedx Group, Inc. †	15,829	115,393
Neurocrine Biosciences, Inc. †	5,739	645,638
Nevro Corp. †	3,398	65,310
Novartis AG (Switzerland)	26,495	2,703,654
Novavax, Inc. †	36,287	262,718
Novo Nordisk A/S Class B (Denmark)	54,978	5,001,119
Olympus Corp. (Japan)	39,200	507,878
Ono Pharmaceutical Co., Ltd. (Japan)	30,700	588,818
Option Care Health, Inc. †	12,432	402,175
OraSure Technologies, Inc. †	17,915	106,236
Orthofix Medical, Inc. (Netherlands) †	4,041	51,967
Pacific Biosciences of California, Inc. †	7,400	61,790
PetIQ, Inc. †	8,981	176,926
Pfizer, Inc.	16,596	550,489
PTC Therapeutics, Inc. †	8,508	190,664
Quanterix Corp. †	6,117	166,015
Quantum-Si, Inc. †	28,983	48,112
RadNet, Inc. †	4,976	140,273
RAPT Therapeutics, Inc. †	3,803	63,206
Regeneron Pharmaceuticals, Inc. †	7,596	6,251,204
ResMed, Inc.	3,744	553,625
Roche Holding AG (Switzerland)	9,253	2,523,896
Sabra Health Care REIT, Inc. R	18,399	256,482
Sanofi (France)	39,840	4,274,919
Schrodinger, Inc. †	2,128	60,159
Select Medical Holdings Corp.	6,549	165,493
SI-BONE, Inc. †	3,135	66,587
Sonic Healthcare, Ltd. (Australia)	45,253	865,803
STAAR Surgical Co. †	4,663	187,359

40 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Health care cont.
Surmodics, Inc. †	2,214	$71,047
Sutro Biopharma, Inc. †	12,779	44,343
Teladoc Health, Inc. †	27,030	502,488
Tenaya Therapeutics, Inc. †	10,894	27,780
TG Therapeutics, Inc. †	6,277	52,476
Thermo Fisher Scientific, Inc.	7,254	3,671,757
UnitedHealth Group, Inc.	16,587	8,363,000
Veradigm, Inc. †	20,030	263,194
Vertex Pharmaceuticals, Inc. †	21,190	7,368,611
Viatris, Inc.	29,690	292,743
Voyager Therapeutics, Inc. †	14,009	108,570
West Pharmaceutical Services, Inc.	727	272,778
Zimmer Biomet Holdings, Inc.	4,687	525,975
Zymeworks, Inc. †	13,329	84,506
		164,576,788
Homebuilding (0.5%)
Beazer Homes USA, Inc. †	12,633	314,688
Forestar Group, Inc. †	5,227	140,815
Hovnanian Enterprises, Inc. Class A †	1,486	151,067
KB Home	1,472	68,124
Lennar Corp. Class A	4,944	554,865
M/I Homes, Inc. †	4,197	352,716
NVR, Inc. †	96	572,477
PulteGroup, Inc.	72,890	5,397,505
Skyline Champion Corp. †	3,225	205,497
Toll Brothers, Inc.	7,229	534,657
TRI Pointe Homes, Inc. †	13,013	355,906
		8,648,317
Household furniture and appliances (—%)
Rational AG (Germany)	217	137,385
		137,385
Leisure (—%)
MasterCraft Boat Holdings, Inc. †	3,148	69,949
		69,949
Lodging/Tourism (0.3%)
Bluegreen Vacations Holding Corp.	880	32,278
Hilton Worldwide Holdings, Inc.	20,343	3,055,112
Host Hotels & Resorts, Inc. R	35,166	565,118
InterContinental Hotels Group PLC (United Kingdom)	9,594	707,294
Marriott International, Inc./MD Class A	2,922	574,348
MGM Resorts International	13,645	501,590
Ryman Hospitality Properties, Inc. R	5,374	447,547
		5,883,287
Media (0.8%)
Informa PLC (United Kingdom)	111,586	1,016,812
Netflix, Inc. †	27,413	10,351,149
Universal Music Group NV (Netherlands)	106,795	2,777,179
		14,145,140

Dynamic Asset Allocation Balanced Fund 41

COMMON STOCKS (70.4%)* cont.	Shares	Value
Publishing (0.1%)
Wolters Kluwer NV (Netherlands)	11,241	$1,361,349
		1,361,349
Retail (4.6%)
Amazon.com, Inc. †	248,391	31,575,464
AutoZone, Inc. †	234	594,358
BJ’s Wholesale Club Holdings, Inc. †	22,683	1,618,886
BlueLinx Holdings, Inc. †	1,848	151,702
Buckle, Inc. (The)	2,043	68,216
Caleres, Inc.	10,303	296,314
Dillard’s, Inc. Class A	1,088	359,921
GMS, Inc. †	4,717	301,746
Group 1 Automotive, Inc.	255	68,521
Home Depot, Inc. (The)	14,755	4,458,371
Industria de Diseno Textil SA (Spain)	39,041	1,453,079
JD Sports Fashion PLC (United Kingdom)	596,223	1,086,189
Lowe’s Cos., Inc.	2,540	527,914
Lululemon Athletica, Inc. (Canada) †	10,278	3,963,299
Movado Group, Inc.	2,363	64,628
Nike, Inc. Class B	20,559	1,965,852
O’Reilly Automotive, Inc. †	12,759	11,596,145
Pan Pacific International Holdings Corp. (Japan)	50,900	1,068,898
Ross Stores, Inc.	17,004	1,920,602
Target Corp.	17,589	1,944,816
TJX Cos., Inc. (The)	6,854	609,184
Vista Outdoor, Inc. †	1,276	42,261
Walmart, Inc.	105,849	16,928,431
		82,664,797
Semiconductor (0.5%)
AIXTRON SE (Germany)	17,423	640,818
Applied Materials, Inc.	16,147	2,235,552
ASML Holding NV (Netherlands)	4,310	2,531,000
Axcelis Technologies, Inc. †	2,731	445,290
Disco Corp. (Japan)	7,600	1,395,656
KLA Corp.	1,796	823,753
Lam Research Corp.	934	585,403
MaxLinear, Inc. Class A †	10,770	239,633
Renesas Electronics Corp. (Japan) †	47,100	722,633
		9,619,738
Software (6.0%)
Adobe, Inc. †	23,662	12,065,254
Atlassian Corp. Class A †	2,830	570,273
Autodesk, Inc. †	2,886	597,142
Cadence Design Systems, Inc. †	51,795	12,135,568
Domo, Inc. Class B †	18,152	178,071
F5 Networks, Inc. †	3,685	593,801
HubSpot, Inc. †	4,903	2,414,728
Intapp, Inc. †	9,338	313,010
Intuit, Inc.	3,649	1,864,420
Manhattan Associates, Inc. †	2,935	580,132

42 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Software cont.
Microsoft Corp.	200,114	$63,185,996
Nexon Co., Ltd. (Japan)	47,600	845,032
Oracle Corp.	92,697	9,818,467
PROS Holdings, Inc. †	6,337	219,387
ROBLOX Corp. Class A †	21,532	623,567
Sapiens International Corp. NV (Israel)	3,382	96,150
Square Enix Holdings Co., Ltd. (Japan)	16,600	568,748
Squarespace, Inc. Class A †	11,911	345,062
Workday, Inc. Class A †	2,223	477,612
		107,492,420
Technology services (4.9%)
Accenture PLC Class A	3,820	1,173,160
Alphabet, Inc. Class A †	189,750	24,830,685
Alphabet, Inc. Class C †	113,989	15,029,450
Capgemini SE (France)	4,883	847,878
CSG Systems International, Inc.	4,797	245,223
DocuSign, Inc. †	33,729	1,416,618
eBay, Inc.	110,081	4,853,471
Fidelity National Information Services, Inc.	49,320	2,725,916
Fiserv, Inc. †	4,866	549,663
GoDaddy, Inc. Class A †	20,159	1,501,442
HealthStream, Inc.	3,261	70,372
Integral Ad Science Holding Corp. †	8,531	101,434
Leidos Holdings, Inc.	23,718	2,185,851
Meta Platforms, Inc. Class A †	80,613	24,200,828
Palo Alto Networks, Inc. †	13,673	3,205,498
Q2 Holdings, Inc. †	2,256	72,801
Salesforce, Inc. †	18,884	3,829,298
Unisys Corp. †	16,251	56,066
Western Union Co. (The)	51,100	673,498
		87,569,152
Textiles (0.2%)
Asics Corp. (Japan)	29,900	1,043,955
Hermes International (France)	784	1,425,230
PRADA SpA (Italy)	72,400	423,536
		2,892,721
Tire and rubber (—%)
Goodyear Tire & Rubber Co. (The) †	5,975	74,269
		74,269
Toys (0.2%)
Bandai Namco Holdings, Inc. (Japan)	50,900	1,035,231
Nintendo Co., Ltd. (Japan)	64,500	2,687,086
		3,722,317
Transportation (1.1%)
A.P. Moeller-Maersck A/S Class B (Denmark)	84	151,377
ArcBest Corp.	2,327	236,540
Ardmore Shipping Corp. (Ireland)	6,533	84,994
Arlo Technologies, Inc. †	17,418	179,405
Canadian National Railway Co. (Canada)	8,578	928,944

Dynamic Asset Allocation Balanced Fund 43

COMMON STOCKS (70.4%)* cont.	Shares	Value
Transportation cont.
Canadian Pacific Kansas City, Ltd. (Canada)	29,243	$2,175,972
CSX Corp.	121,392	3,732,804
Daseke, Inc. †	8,878	45,544
Delta Air Lines, Inc.	14,968	553,816
Deutsche Lufthansa AG (Germany) †	31,372	249,242
Deutsche Post AG (Germany)	17,369	707,899
Dorian LPG, Ltd.	5,008	143,880
FedEx Corp.	16,608	4,399,792
Hub Group, Inc. Class A †	3,077	241,668
Kongsberg Gruppen ASA (Norway)	3,736	153,850
Kuehne + Nagel International AG (Switzerland)	835	236,765
Matson, Inc.	4,572	405,628
Nippon Yusen (Japan)	24,500	634,877
Norfolk Southern Corp.	2,878	566,765
Qantas Airways, Ltd. (voting rights) (Australia) †	180,983	602,409
Safe Bulkers, Inc. (Monaco)	19,188	62,169
Scorpio Tankers, Inc.	4,895	264,917
SITC International Holdings Co., Ltd. (Hong Kong)	33,000	55,399
Southwest Airlines Co.	79,492	2,151,848
Teekay Corp. (Bermuda) †	15,651	96,567
Teekay Tankers, Ltd. Class A (Canada)	9,263	385,619
Union Pacific Corp.	2,732	556,317
Westinghouse Air Brake Technologies Corp.	5,514	585,973
		20,590,980
Utilities and power (1.8%)
AES Corp. (The)	32,984	501,357
ALLETE, Inc.	4,971	262,469
Ameren Corp.	37,364	2,795,948
American Electric Power Co., Inc.	7,550	567,911
Black Hills Corp.	1,333	67,436
Centrica PLC (United Kingdom)	524,668	985,002
Chesapeake Utilities Corp.	1,767	172,724
Constellation Energy Corp.	33,553	3,659,961
Dominion Energy, Inc.	12,718	568,113
DTE Energy Co.	5,880	583,766
Duke Energy Corp.	6,540	577,220
E.ON SE (Germany)	111,343	1,318,919
Edison International	8,046	509,231
Enel SpA (Italy)	143,627	881,328
Eversource Energy	9,311	541,435
Exelon Corp.	77,131	2,914,780
National Fuel Gas co.	16,378	850,182
New Jersey Resources Corp.	2,294	93,205
NextEra Energy, Inc.	8,635	494,699
Northwest Natural Holding Co.	4,117	157,105
NRG Energy, Inc.	108,476	4,178,496
Otter Tail Corp.	921	69,922
PG&E Corp. †	35,036	565,131
Pinnacle West Capital Corp.	3,869	285,068

44 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (70.4%)* cont.	Shares	Value
Utilities and power cont.
PNM Resources, Inc.	8,200	$365,802
Portland General Electric Co.	3,027	122,533
PPL Corp.	10,648	250,867
Public Service Enterprise Group, Inc.	9,705	552,312
RWE AG (Germany)	17,028	632,790
Sempra	3,964	269,671
SJW Group	2,017	121,242
Southern Co. (The)	8,619	557,822
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	15,111
Tokyo Gas Co., Ltd. (Japan)	54,800	1,245,312
Unitil Corp.	1,474	62,955
Vistra Corp.	111,121	3,686,995
Xcel Energy, Inc.	9,924	567,811
		32,052,631
Total common stocks (cost $914,723,404)		$1,262,262,867

CORPORATE BONDS AND NOTES (14.7%)*	Principal amount	Value
Basic materials (1.2%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$400,000	$400,126
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	55,000	54,726
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	225,000	223,313
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	75,000	65,980
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	295,000	279,513
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	205,000	201,390
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	180,000	149,867
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30	60,000	58,147
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	55,000	51,354
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	210,000	179,550
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	222,000	219,345
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	265,000	231,250
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	110,000	103,544
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	90,207
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	355,000	324,513
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)	271,000	261,115
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	611,000	598,909
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,269,000	1,251,323
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	300,000	261,228

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Basic materials cont.
Cemex SAB de CV sr. unsec. sub. FRB Ser. REGS, 9.125%, 3/14/53 (Mexico)		$200,000	$208,250
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		1,008,000	817,423
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		396,000	378,904
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		85,000	71,293
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		170,000	147,995
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		260,000	246,329
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		250,000	244,165
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		125,000	98,017
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		375,000	373,125
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		200,000	194,137
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		309,000	279,500
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		210,000	179,045
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		340,000	319,142
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		668,000	528,013
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	150,000	137,748
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$150,000	125,415
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		155,000	130,842
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		260,000	201,881
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		200,000	185,051
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		252,000	195,468
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		474,000	428,642
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		195,000	160,388
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		165,000	136,538
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		200,000	174,807
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		525,000	482,129
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		99,000	57,583
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		173,000	130,142
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 1.832%, 10/15/27		75,000	62,293

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Basic materials cont.
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	$109,890
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$220,000	184,199
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		295,000	245,263
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		185,000	161,706
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		275,000	265,302
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	149,817
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		65,000	65,712
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		650,000	546,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		50,000	39,929
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		210,000	181,744
Novelis Sheet Ingot GMBH company guaranty sr. unsec. notes Ser. REGS, 3.375%, 4/15/29 (Germany)	EUR	110,000	100,131
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		$143,000	121,107
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		675,000	561,990
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		233,000	215,800
Olympus Water US Holding Corp. sr. notes Ser. REGS, 3.875%, 10/1/28	EUR	105,000	92,565
Olympus Water US Holding Corp. 144A sr. notes 9.75%, 11/15/28		$215,000	214,535
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	200,907
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		140,000	121,472
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		260,000	206,919
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		390,000	344,022
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		325,000	278,495
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26		200,000	182,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		484,000	450,633
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		320,000	264,641
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		245,000	127,815
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		290,000	234,032
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		795,000	458,010
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		396,000	244,479
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		1,002,000	946,530
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		690,000	759,532
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		154,000	168,594
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		39,000	42,374
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		1,226,000	1,124,779

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Basic materials cont.
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		$245,000	$240,713
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		270,000	218,363
			21,570,415
Capital goods (1.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		145,000	133,813
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		170,000	160,227
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		170,000	143,946
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		200,000	150,888
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	175,000	140,150
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29		$225,000	176,079
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		245,000	223,934
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A sr. unsec. notes 5.25%, 8/15/27 (Ireland)		255,000	212,796
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		320,000	322,400
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		43,000	41,158
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		296,000	254,418
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26		809,000	731,283
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		1,388,000	1,274,439
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46		215,000	136,999
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		290,000	291,974
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		85,000	82,938
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 2/1/29 (Canada)		30,000	28,469
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		200,000	193,772
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		280,000	281,534
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		175,000	185,991
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		144,000	142,916
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		140,000	136,675
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	185,000	187,619
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$130,000	126,408
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		335,000	274,834
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		150,000	152,250
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)		620,000	609,925
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30		320,000	308,800
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)		140,000	120,527
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		240,000	213,338

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	$50,000	$43,688
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	530,000	434,705
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	293,000	222,465
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	140,000	131,451
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	740,000	626,380
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	412,833
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	284,000	272,098
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	135,000	103,115
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	415,000	392,997
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	312,000	295,232
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	50,000	43,148
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	375,000	301,966
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	470,000	386,797
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	987,000	905,161
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	263,000	251,311
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	298,000	247,063
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	295,000	288,363
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	20,000	19,943
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	80,000	79,800
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	155,000	157,131
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	285,000	245,146
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	110,000	104,166
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40	125,000	108,057
RTX Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	857,000	799,114
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	210,000	180,831
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	225,000	209,615
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28	215,000	167,530
Spirit AeroSystems, Inc. 144A company guaranty notes 7.50%, 4/15/25	40,000	39,235
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	170,000	139,798
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	235,000	210,448
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	235,000	220,042
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	235,000	206,469
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	205,000	179,041
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30	190,000	186,303

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Capital goods cont.
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		$260,000	$256,750
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	255,000	243,475
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$255,000	224,148
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		92,000	76,327
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		497,000	451,212
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29		676,000	660,994
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		105,000	98,047
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		465,000	467,256
			18,530,151
Communication services (1.5%)
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	154,044
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)		200,000	142,181
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		724,000	574,181
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		413,000	343,128
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		844,000	762,449
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		788,000	723,783
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		285,000	252,352
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		2,055,000	1,257,985
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		804,000	590,529
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		1,045,000	825,492
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		253,000	241,142
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		165,000	129,500
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		180,000	161,497
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		1,415,000	1,187,824
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31		160,000	127,366
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32		355,000	284,000
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29		731,000	596,188
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45		702,000	612,946
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50		730,000	510,464
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25		250,000	244,288
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51		327,000	190,279

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	$189,000	$104,524
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	557,000	376,602
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	307,000	227,809
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	451,000	408,480
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	591,000	540,120
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	450,000	412,604
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	591,000	542,537
Crown Castle, Inc. sr. unsec. sub. notes 1.05%, 7/15/26 R	385,000	337,828
Crown Castle, Inc. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	187,000	176,836
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	285,000	159,684
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	498,267
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	245,000	216,624
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	265,000	198,750
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	395,000	218,980
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	161,438
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	97,733
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	400,000	225,500
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	266,000	227,786
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,563,000	1,434,754
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	315,000	286,482
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	170,000	161,411
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	129,000	129,850
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	385,000	239,868
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	455,000	469,786
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,231,000	938,061
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	119,000	105,430
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,210,000	1,130,648
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	69,000	63,842
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	155,000	125,667
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	6,000	5,906
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.95%, 3/15/28	660,000	639,473
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	328,000	347,606
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,130,000	855,912
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	957,000	608,992

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31		$319,000	$253,999
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34		755,000	654,673
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28		1,995,000	1,874,567
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28		360,000	309,218
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31		210,000	138,600
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)		510,000	399,713
			26,218,178
Consumer cyclicals (2.0%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		295,000	249,425
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)		458,000	423,078
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)		328,000	273,289
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29		345,000	257,193
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL sr. notes Ser. REGS, 3.625%, 6/1/28	EUR	130,000	112,876
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27		$1,317,000	1,225,020
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31		230,000	184,384
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		270,000	239,321
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		225,000	187,498
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30		140,800	127,072
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		25,000	20,713
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29		65,000	55,827
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31		300,000	221,168
Banijay Entertainment SASU 144A sr. notes 8.125%, 5/1/29 (France)		230,000	228,277
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity		125,000	109,519
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		255,000	251,894
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		240,000	225,002
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡		95,000	82,734
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26		165,000	105,876
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		820,000	644,161
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)		536,000	472,120
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30		524,000	497,433
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31		410,000	348,900

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30		$345,000	$335,706
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29		415,000	351,530
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25		105,000	104,557
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28		285,000	274,926
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29		70,000	69,022
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30		130,000	133,883
Carnival Corp. 144A notes 9.875%, 8/1/27		160,000	167,028
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		420,000	380,194
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)		45,000	48,252
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29		190,000	162,523
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30		310,000	279,388
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		30,000	30,187
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		185,000	164,217
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28		220,000	175,651
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26		1,056,000	925,964
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,426,000	1,321,864
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29		420,000	361,488
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		365,000	319,375
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)		60,000	58,950
Garda World Security Corp. 144A sr. notes 4.625%, 2/15/27 (Canada)		75,000	68,630
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)		45,000	36,805
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		265,000	222,389
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		72,000	63,477
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		635,000	415,568
GTCR W-2 Merger Sub, LLC 144A sr. notes 7.50%, 1/15/31		230,000	230,322
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)		172,000	164,452
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		115,000	109,106
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		425,000	386,783
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27		272,000	270,256
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		641,000	626,436
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		467,807	335,588
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	200,000	218,641

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		$1,275,000	$1,202,051
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		18,000	14,126
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		165,000	145,593
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		285,000	236,550
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		265,000	226,160
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		170,000	139,400
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		668,000	643,510
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		490,000	387,499
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		45,000	44,476
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		375,000	367,500
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		225,000	216,030
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		120,000	118,319
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		60,000	49,517
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		30,000	25,432
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		90,000	83,711
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		285,000	231,570
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		215,000	182,982
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		215,000	187,143
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		100,000	92,470
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		290,000	250,198
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		360,000	312,300
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		100,000	65,285
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		85,000	70,231
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31		962,000	746,428
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		110,000	103,950
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		140,000	129,850
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		435,000	393,811
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	725,000	742,047
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		$135,000	135,764
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		845,000	814,698
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		578,000	563,973
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		154,000	134,557
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		220,000	189,200

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		$734,000	$697,185
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		155,000	136,568
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29		15,000	11,903
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29		175,000	150,821
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26		128,000	121,191
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27		322,000	285,435
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		265,000	249,238
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		120,000	105,132
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		190,000	175,972
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26		70,000	65,538
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		9,000	6,507
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30		140,000	138,753
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		295,000	311,649
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		160,000	151,024
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26		55,000	50,429
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29		91,000	77,312
S&P Global, Inc. company guaranty sr. unsec. notes 4.75%, 8/1/28		86,000	83,877
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30		188,000	143,502
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27		60,000	50,868
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30		325,000	280,313
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		130,000	97,765
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27		115,000	85,033
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		200,000	188,572
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		275,000	208,302
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		235,000	200,589
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		120,000	80,270
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		315,000	285,422
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	180,000	167,583
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		$90,000	69,568
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		120,000	111,234
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		20,000	18,040
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		305,000	252,601
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		160,000	127,981

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	$325,000	$283,507
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	445,000	342,039
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	400,000	347,886
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	265,000	255,725
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	175,000	152,906
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	115,000	107,123
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	165,000	155,825
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	129,077
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	325,000	302,681
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28	145,000	140,578
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	100,000	91,390
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	195,000	167,213
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	345,000	250,125
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	382,000	457,485
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	2,001,000	1,698,486
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27	695,000	641,636
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	200,000	176,762
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	274,408
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	200,000	189,750
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	210,000	183,567
		36,136,615
Consumer staples (0.7%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	415,000	344,854
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	230,000	207,310
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	160,000	144,164
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	220,000	207,728
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	200,000	202,769
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	314,000	290,397
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	225,788

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		$280,000	$212,442
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,000,000	929,438
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	290,000	304,294
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$260,000	221,699
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		140,000	136,688
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		196,000	156,876
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		354,000	383,135
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		462,000	431,114
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		143,000	132,581
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		50,000	42,375
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		150,000	122,265
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		240,000	226,957
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		330,000	258,364
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		120,000	120,031
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		730,000	630,291
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33		480,000	458,736
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53		86,000	78,116
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28		1,174,000	1,158,457
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31		911,000	716,817
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27		194,000	180,245
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		240,000	205,236
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		111,000	102,377
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		210,000	165,715
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		50,000	41,258
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		943,000	845,413
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37		675,000	703,113
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		1,545,000	1,521,549
Newell Brands, Inc. sr. unsec. unsub. notes 5.20%, 4/1/26		120,000	113,087

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Consumer staples cont.
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	$415,000	$225,138
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	265,000	264,497
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	55,000	54,944
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	145,000	129,596
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	80,000	73,146
		12,969,000
Energy (1.0%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	130,926
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	109,000	110,467
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	250,000	198,595
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	255,000	230,619
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	220,000	220,314
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	440,000	426,614
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	25,000	25,049
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	370,000	364,717
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	1,715,000	1,552,887
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	25,000	19,870
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	215,000	210,812
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	130,000	132,275
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	260,000	265,582
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	225,000	221,867
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	207,751
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	188,578
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	190,000	178,497
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	295,000	299,691
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	188,047
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	131,646
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	330,000	308,537
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	370,000	355,263
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	771,000	743,987

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Energy cont.
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	$57,000	$56,929
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	365,000	345,102
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	165,000	169,742
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	9,400
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	125,000	113,594
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	215,000	197,760
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	80,108
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	260,888
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	450,000	421,875
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	260,000	243,750
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	205,000	200,644
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	190,000	183,802
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	705,000	672,010
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	185,000	198,102
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	397,000	421,314
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	105,000	101,526
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	715,000	699,370
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	214,802
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	75,000	71,951
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	400,000	364,631
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	275,000	263,282
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	162,000	154,548
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	97,000	96,629
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	270,000	193,253
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	188,000	139,528
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	540,000	479,167
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)	110,000	97,625
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	460,000	455,500
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	480,000	431,984
Seadrill Finance, Ltd. 144A company guaranty notes 8.375%, 8/1/30 (Bermuda)	235,000	239,258

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	$100,000	$98,000
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	191,416
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	240,000	230,400
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	545,000	467,767
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	80,000	72,884
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	535,000	492,728
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	395,353
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	176,500
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	155,000	141,244
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	444,000	397,668
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	60,000	60,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	161,250	158,760
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	135,000	137,363
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	95,000	97,138
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	235,000	246,456
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	225,295
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	111,487
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	200,000	168,296
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	300,000	294,919
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	115,000	113,866
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	66,306
		18,634,511
Financials (3.9%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	193,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,245,000	989,665
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	900,000	816,959
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	200,785
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	252,000	209,216
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	490,000	453,995
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,272,000	1,082,172
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	330,000	306,904
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	807,000	814,775

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	$442,000	$407,443
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	312,000	246,518
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	83,242
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 3.45%, 7/17/27 (United Kingdom)	200,000	184,442
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	449,000	391,739
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	421,000	369,368
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	504,000	471,600
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	280,000	247,892
Athene Global Funding 144A notes 1.985%, 8/19/28	905,000	737,982
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	193,391
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	400,000	369,282
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	1,059,546
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	583,642
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	320,000	313,355
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	30,000	29,808
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	2,328,000	2,062,979
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	672,000	538,567
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,112,000	1,717,804
Bank of America Corp. unsec. sub. FRN (CME Term SOFR 3 Month + 1.02%), 6.431%, 9/15/26	125,000	123,361
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,572,000	1,550,208
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	555,000	515,929
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	812,000	505,202
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	176,000	149,024
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	270,000	195,847
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	375,000	281,258
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	191,439
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	1,000,000	989,190
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	432,000	416,653
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,934,000	1,325,287
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	441,000	376,324
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,674,000	2,452,896
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	609,000	567,703
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	415,000	324,727
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	776,000	728,546
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	705,000	681,592
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	197,787
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	185,000
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,091,000	1,002,206

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	$246,000	$222,973
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	402,000	361,110
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	221,574
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	600,000	577,231
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,491,000	1,350,366
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	132,500
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,124,000	1,065,127
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	245,000	241,309
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,137,000	1,129,326
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	444,126
Ford Motor Co., LLC sr. unsec. unsub. notes 7.35%, 3/6/30	200,000	202,536
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	221,659
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	60,000	61,125
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	45,000	45,731
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	185,000	172,433
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	125,000	109,856
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,157,000	1,084,121
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	87,000	84,965
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	329,000	254,541
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	336,000	260,766
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	148,000	143,498
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	68,943
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	123,531
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	109,000	87,863
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	2,554,000	2,362,524
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	360,000	294,840
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	150,000	151,897
Goldman Sachs Group, Inc. (The) unsec. sub. notes 5.95%, 1/15/27	220,000	219,236
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	140,000	139,744
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	410,000	409,099
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	60,953
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	781,000	549,991
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	145,000	134,711
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	91,961
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	345,000	343,467
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	597,000	390,068
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	297,000	217,230

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	$182,000	$172,015
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,256,000	1,174,975
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	758,000	652,952
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	127,000	110,850
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,198,000	874,091
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	140,000	130,391
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,616,000	2,410,316
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	1,000,000	821,625
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	136,000	129,260
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	340,000	281,456
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	185,000	149,444
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	62,582
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	330,000	288,628
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	445,000	426,085
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	393,000	340,516
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	393,000	372,721
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	310,328
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	575,000	549,410
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	2,599,000	2,369,909
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	817,000	758,850
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	79,000	73,792
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	230,000	225,798
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	72,000	68,721
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	345,000	285,392
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	195,000	172,003
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	395,000	388,234
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	305,000	226,934
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	105,000	102,835
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	110,720
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	315,000	263,813
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	155,000	126,784

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Financials cont.
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	$230,000	$218,654
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	355,000	315,950
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	1,380,000	1,190,481
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	236,000	192,597
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	94,735
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	78,595
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	690,000	492,022
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	965,000	892,831
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	501,329
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	640,000	616,133
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	342,000	309,778
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,375,000	1,278,832
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	395,000	350,289
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	547,209
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,227,000	864,416
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	235,000	233,190
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	658,000	615,407
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	263,000	238,650
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	3,684,000	2,977,937
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	429,000	416,670
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	160,000	149,339
Westpac Banking Corp. sr. unsec. unsub. notes 2.70%, 8/19/26 (Australia)	78,000	72,312
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	359,000	218,337
		69,167,036
Health care (1.2%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	26,000	25,700
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	540,000	524,907
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	1,300
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	512,000	414,230
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	230,000	212,171
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	36,000	33,461
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	75,000	73,240
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	740,000	726,547
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	674,000	622,069
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	275,000	275,817

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	$185,000	$115,063
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	340,000	193,353
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	166,000	155,565
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	982,000	826,749
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	205,000	165,355
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	240,000	216,151
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	92,813
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	90,431
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	109,603
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	20,190
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	77,194
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	87,747
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	165,000	87,618
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	340,000	258,460
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,415,000	1,218,527
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	19,958	19,719
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	245,710	220,569
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	333,000	231,198
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	260,000	252,850
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	261,000	239,758
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	25,000	24,325
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	230,000	229,623
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	116,000	110,734
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	242,000	219,078
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	97,293
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	815,000	675,544
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	59,000	53,335
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	429,000	430,527
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	330,000	287,722
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg) (In default) †	169,000	10,985
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	43,465
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	805,000	615,772
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	94,000	90,786
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	355,000	296,960
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	540,000	456,528

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (14.7%)* cont.		Principal amount	Value
Health care cont.
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29		$190,000	$164,216
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45		1,326,000	1,070,001
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		70,000	60,463
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		240,000	208,538
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30		265,000	235,210
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		125,000	102,873
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)		171,000	158,885
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)		241,000	227,812
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)		926,000	892,771
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)		1,210,000	980,826
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		320,000	295,840
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		177,000	164,033
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		190,000	153,140
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		220,000	180,616
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27		485,000	451,358
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26		775,000	742,473
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29		190,000	163,542
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30		300,000	281,265
Teva Pharmaceutical Finance Netherlands II BV company guaranty sr. unsec. unsub. notes 4.375%, 5/9/30 (Israel)	EUR	420,000	378,881
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)		$200,000	206,000
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 7.875%, 9/15/29 (Israel)		200,000	203,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		465,000	420,360
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42		512,000	403,186
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		1,373,000	1,295,441
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27		565,000	486,149
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		456,000	428,448
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27		242,000	222,142
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30		160,000	128,076
			21,937,077
Technology (1.0%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28		145,000	122,478
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28		95,000	94,576
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61		259,000	152,062
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27		975,000	901,002
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45		2,007,000	1,734,738

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Technology cont.
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	$556,000	$449,816
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	680,000	579,763
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	150,000	121,800
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	64,675
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	783,000	735,712
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	2,010,000	1,827,428
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	107,000	76,825
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	170,000	164,817
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	405,000	345,201
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	345,000	300,150
Cloud Software Group, Inc. 144A sr. notes 6.50%, 3/31/29	740,000	654,405
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	93,323
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	174,000	165,640
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	107,832
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	415,000	349,545
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	115,000	113,290
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	125,000	122,188
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	480,000	420,672
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	460,000	440,840
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	431,000	341,165
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	916,000	863,886
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,708,000	1,120,292
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	81,000	49,320
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	120,000	113,853
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	249,000	208,697
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	79,000	54,158
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	412,000	293,997
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	418,000	351,741
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,759,000	1,236,220
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	199,000	176,517
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	250,000	241,563
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	525,000	433,125
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	629,000	375,972
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	627,000	391,526
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	674,000	517,399
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	300,000	251,625
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	455,000	369,953

Dynamic Asset Allocation Balanced Fund 67

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Technology cont.
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	$295,000	$246,957
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	485,000	404,221
		18,180,965
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	230,000	213,912
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	210,833	205,913
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	1,315,000	1,173,217
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	446,000	350,295
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	216,000	199,096
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	255,000	238,970
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	77,358
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	83,231
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	490,000	465,353
		3,007,345
Utilities and power (1.0%)
AES Corp. (The) sr. unsec. notes 5.45%, 6/1/28	230,000	222,022
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	320,000	284,965
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	481,000	369,921
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,094,000	1,029,307
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	181,000	143,083
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	80,299
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	53,879
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	135,000	118,462
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	46,602
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	110,000	88,619
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	215,000	173,847
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	80,000	66,989
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	133,058
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	200,534
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	781,000	567,555
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	832,000	758,094
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	216,998
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	788,795
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	200,000	207,250
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	815,000	628,354
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	518,000	494,188

68 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	$1,308,000	$1,139,390
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	86,000	84,650
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	113,000	107,353
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,550,000	1,235,294
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	387,000	328,513
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,680,000	1,315,204
Evergy Kansas Central, Inc. sr. bonds 5.70%, 3/15/53	169,000	159,194
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	680,000	661,683
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	75,000	74,131
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	265,000	232,412
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	580,000	628,962
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	430,000	430,651
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	180,000	176,259
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	730,000	548,004
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	80,000	78,352
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	166,922
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	561,816
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	101,314
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	99,000	84,652
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	1,000,000	976,723
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	300,000	260,719
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	152,837
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	258,000	236,402
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	95,000	90,454
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	91,250
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	387,000	338,366
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	151,000	147,266
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	155,000	142,505
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	130,000	127,509
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	105,000	103,430
		17,455,038
Total corporate bonds and notes (cost $298,799,701)		$263,806,331

Dynamic Asset Allocation Balanced Fund 69

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (14.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$589,212	$594,773
5.50%, TBA, 10/1/53	2,000,000	1,941,007
5.50%, with due dates from 6/20/53 to 7/20/53	4,027,652	3,940,407
4.50%, TBA, 10/1/53	10,000,000	9,236,640
4.50%, with due dates from 5/15/47 to 5/20/49	356,119	332,484
4.00%, TBA, 10/1/53	7,000,000	6,306,808
3.00%, TBA, 10/1/53	26,000,000	22,033,591
3.00%, with due dates from 8/20/49 to 4/20/51	15,691,499	13,367,767
		57,753,477
U.S. Government Agency Mortgage Obligations (10.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	471,195	475,059
6.00%, 5/1/53	996,615	985,893
5.50%, 5/1/53	993,114	962,016
4.00%, 9/1/45	135,644	124,082
3.00%, with due dates from 2/1/47 to 1/1/48	9,358,676	7,872,322
2.50%, with due dates from 8/1/50 to 8/1/51	6,955,634	5,531,747
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/1/53 to 5/1/53	3,630,131	3,659,660
4.50%, 5/1/49	4,206	3,919
4.00%, 1/1/57	709,511	628,192
4.00%, with due dates from 6/1/48 to 4/1/49	7,398,536	6,679,605
3.50%, 6/1/56	1,280,646	1,100,179
3.50%, with due dates from 4/1/52 to 5/1/52	5,326,881	4,622,420
3.00%, with due dates from 4/1/46 to 11/1/48	11,479,113	9,696,172
2.50%, with due dates from 7/1/50 to 8/1/51	36,606,084	29,224,667
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	18,000,000	18,086,036
6.00%, TBA, 10/1/53	22,000,000	21,715,536
5.50%, TBA, 10/1/53	9,000,000	8,699,067
5.00%, TBA, 10/1/53	20,000,000	18,872,668
3.50%, TBA, 10/1/53	15,000,000	12,897,654
2.50%, TBA, 10/1/53	26,000,000	20,622,251
2.50%, TBA, 10/1/38	24,000,000	21,125,618
		193,584,763
Total U.S. government and agency mortgage obligations (cost $273,227,192)		$251,338,240

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds
4.25%, 11/15/40 [i]	$116,000	$109,688
2.875%, 5/15/52 [i]	265,000	190,845
U.S. Treasury Notes
1.625%, 5/15/31 [i]	141,000	115,335
1.50%, 2/29/24 [i]	112,000	110,332
1.25%, 8/15/31 [i]	383,000	299,966
Total U.S. treasury obligations (cost $826,166)		$826,166

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.7%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	$3,195,318	$637,141
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,554,200	1,012,344
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	5,848,882	1,386,118
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	5,528,961	1,096,725
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,483,716	975,234
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	4,767,399	970,988
REMICs IFB Ser. 3408, Class EK, ((-4.024 x US 30 Day Average SOFR) + 25.33%), 3.952%, 4/15/37	32,918	35,496
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	4,966,546	904,931
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	3,505,471	596,577
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.622%, 4/15/44	5,141,456	385,200
REMICs Ser. 3391, PO, zero %, 4/15/37	2,503	2,025
REMICs FRB Ser. 3117, Class AF, zero %, 2/15/36	4,132	3,443
Federal National Mortgage Association
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	4,138,867	748,224
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	7,594,891	898,251
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	7,507,734	824,349
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	6,850,495	951,515
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	7,665	5,950
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	870	669
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	145,642	29,994
Ser. 13-14, IO, 3.50%, 12/20/42	253,726	27,405
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	7,041,176	1,075,188
Ser. 15-H26, Class EI, IO, 1.696%, 10/20/65 W	1,522,925	61,374
FRB Ser. 16-H16, Class LI, IO, 0.962%, 7/20/66 W	11,297,651	409,488
Ser. 16-H16, Class EI, IO, 0.704%, 6/20/66 W	1,896,364	66,562
		13,105,191
Commercial mortgage-backed securities (1.6%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.075%, 5/15/53 W	5,205,179	236,244
Arbor Realty Commercial Real Estate CLO, Ltd. 144A FRN Ser. 21-FL2, Class A, (CME Term SOFR 1 Month + 1.21%), 6.547%, 5/15/36 (Cayman Islands)	450,000	444,432
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 6.525%, 11/17/38 (Cayman Islands)	393,329	383,496
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.553%, 4/15/37	562,455	544,063
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	93,657	169
BANK FRB Ser. 17-BNK8, Class B, 4.087%, 11/15/50 W	501,000	410,359
Barclays Commercial Mortgage Trust FRB Ser. 19-C4, Class XA, IO, 1.702%, 8/15/52 W	10,531,186	670,073
BBCMS Mortgage Trust FRB Ser. 21-C9, Class XA, IO, 1.738%, 2/15/54 W	2,734,296	225,229
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	437,000	357,996
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 6.497%, 5/15/38 (Cayman Islands)	827,000	777,716

Dynamic Asset Allocation Balanced Fund 71

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	$169,000	$143,747
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	141,073	132,609
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	873,000	803,502
Ser. 16-P4, Class AS, 3.075%, 7/10/49	798,000	708,624
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.251%, 3/11/47 W	598,000	552,059
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.95%, 11/10/46 W	876,000	790,082
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	392,000	355,492
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	346,000	333,247
FRB Ser. 14-UBS6, Class C, 4.581%, 12/10/47 W	500,000	422,960
FRB Ser. 15-LC21, Class B, 4.466%, 7/10/48 W	476,000	384,989
FRB Ser. 15-LC19, Class C, 4.354%, 2/10/48 W	855,000	751,992
FRB Ser. 14-UBS6, Class XA, IO, 0.975%, 12/10/47 W	5,070,096	29,696
FRB Ser. 14-LC17, Class XA, IO, 0.807%, 10/10/47 W	4,071,388	16,249
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	748,936	694,226
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	537,000	418,298
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.047%, 1/15/49 W	3,039,706	2
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.392%, 4/15/50 W	1,318,000	995,452
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	399,000	360,397
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	442,000	408,157
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,069,744
Ser. 19-C17, Class AS, 3.278%, 9/15/52	598,000	487,428
FRB Ser. 20-C19, Class XA, IO, 1.222%, 3/15/53 W	10,465,122	541,892
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.892%, 4/15/50 W	501,000	305,610
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.574%, 12/15/49 W	1,264,000	911,693
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	1,355,995	1,202,079
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.234%, 1/10/47 W	560,000	308,000
FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	767,000	584,195
FRB Ser. 14-GC22, Class XA, IO, 1.087%, 6/10/47 W	4,136,695	10,459
FRB Ser. 14-GC24, Class XA, IO, 0.825%, 9/10/47 W	7,839,456	30,574
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.57%, 8/10/43 W	530,000	420,546
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	370,000	320,887
FRB Ser. 14-C23, Class C, 4.629%, 9/15/47 W	682,400	618,376
FRB Ser. 13-C12, Class C, 4.101%, 7/15/45 W	557,087	499,397
Ser. 16-C1, Class AS, 3.97%, 3/17/49	455,000	421,531
FRB Ser. 15-C33, Class XA, IO, 1.052%, 12/15/48 W	4,650,361	70,642
FRB Ser. 14-C25, Class XA, IO, 0.945%, 11/15/47 W	5,896,345	32,548
FRB Ser. 14-C19, Class XA, IO, 0.714%, 4/15/47 W	3,323,287	1,791

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.10%, 12/15/46 W	$591,000	$553,471
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	311,876	293,164
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	18,514	—
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.545%, 7/16/36 (Cayman Islands)	1,426,703	1,393,593
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.222%, 2/15/47 W	699,000	683,475
FRB Ser. 14-C17, Class C, 4.645%, 8/15/47 W	1,106,000	1,051,805
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	331,000	325,482
FRB Ser. 15-C24, Class B, 4.468%, 5/15/48 W	375,000	349,734
FRB Ser. 14-C17, Class XA, IO, 1.188%, 8/15/47 W	2,721,953	7,023
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.531%, 11/15/45 W	491,000	397,710
FRB Ser. 13-C9, Class D, 3.972%, 5/15/46 W	441,000	326,340
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class C, 4.014%, 11/15/49 W	975,000	733,636
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 6.696%, 8/9/37 (Cayman Islands)	463,000	445,713
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	417,718	4
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 6.545%, 6/16/36	155,097	151,995
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.452%, 11/15/48 W	317,771	479
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.087%, 7/15/46 W	501,000	334,334
FRB Ser. 14-LC16, Class XA, IO, 1.209%, 8/15/50 W	7,549,345	21,319
FRB Ser. 16-LC25, Class XA, IO, 0.977%, 12/15/59 W	9,826,430	204,795
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	412,000	104,042
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.139%, 3/15/45 W	1,149,000	923,211
FRB Ser. 14-C22, Class XA, IO, 0.91%, 9/15/57 W	20,083,486	81,579
FRB Ser. 13-C14, Class XA, IO, 0.476%, 6/15/46 W	435,610	8
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 6.05%, 3/15/44 (In default) † W	257,303	73,483
Ser. 11-C4, Class E, 4.993%, 6/15/44 W	138,000	93,799
FRB Ser. 12-C9, Class D, 4.876%, 11/15/45 W	129,376	123,008
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	599,000	148,253
		29,010,404
Residential mortgage-backed securities (non-agency) (1.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	1,113,769	650,002
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	85,295	77,679
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	126,618	114,579
BankUnited Trust FRB Ser. 05-1, Class 1A1, (CME Term SOFR 1 Month + 0.71%), 6.034%, 9/25/45	90,685	83,512

Dynamic Asset Allocation Balanced Fund 73

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (CME Term SOFR 1 Month + 2.06%), 7.384%, 8/25/35	$211,113	$205,313
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.934%, 10/25/29 (Bermuda)	240,817	241,118
BRAVO Residential Funding Trust 144A
Ser. 23-NQM5, Class A1, 6.505%, 6/25/63	241,872	240,918
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 6.315%, 8/25/69	529,772	479,291
Ser. 21-C, Class A1, 1.62%, 3/1/61	421,343	386,714
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	500,000	446,818
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,666,000	1,551,574
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.65%, 5/25/35 W	131,980	127,373
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	3,615	3,577
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (CME Term SOFR 1 Month + 0.77%), 6.099%, 11/20/35	174,329	153,280
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.814%, 8/25/46	781,932	637,485
FRB Ser. 06-24CB, Class A19, (CME Term SOFR 1 Month + 0.61%), 5.75%, 8/25/36	366,520	177,251
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.619%, 2/20/47	416,785	315,589
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.566%, 6/25/46	407,679	339,166
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	828,753	557,828
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	250,226	229,003
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	264,203	246,082
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.129%, 11/25/28 (Bermuda)	357,894	357,894
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.429%, 12/25/28	434,443	463,782
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 4/25/28	348,608	366,012
Structured Agency Credit Risk FRN Ser. 15-HQA1, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 3/25/28	88,865	91,848
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 11/25/23	263,869	266,678
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 8/25/29	385,491	402,500
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 4/25/30	149,676	151,687

74 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	$662,503	$679,330
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.115%, 10/25/50	52,364	53,088
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.965%, 7/25/42	647,401	661,159
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/33	635,714	640,661
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/42	216,571	219,388
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.515%, 5/25/42	332,865	337,428
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.465%, 9/25/42	90,110	90,962
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M1A, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	7,736	7,804
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.379%, 10/25/49	1,235	1,238
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.329%, 1/25/50	42,950	43,110
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 6/25/43	43,442	43,659
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 4/25/42	126,763	127,713
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.165%, 1/25/42	281,000	277,712
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.129%, 1/25/50	3,771	3,784
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.615%, 2/25/42	273,680	272,996
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.315%, 1/25/42	114,403	113,419
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 9/25/41	137,329	135,108
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.115%, 10/25/41	332,554	331,940
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.379%, 8/25/28	427,345	448,639
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.179%, 8/25/28	533,508	571,342
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.429%, 9/25/28	352,951	370,939
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.329%, 10/25/28	74,199	79,022
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.129%, 4/25/28	767,112	818,492
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.979%, 4/25/28	613,988	641,327

Dynamic Asset Allocation Balanced Fund 75

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (US 30 Day Average SOFR + 5.41%), 10.729%, 10/25/28	$14,476	$15,333
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.429%, 11/25/24	834	839
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.329%, 11/25/24	7,050	7,324
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (US 30 Day Average SOFR + 4.56%), 9.879%, 1/25/29	682,609	717,020
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (US 30 Day Average SOFR + 4.51%), 9.829%, 1/25/24	12,392	12,519
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (US 30 Day Average SOFR + 4.46%), 9.779%, 5/25/29	441,384	464,535
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 4/25/29	305,485	320,719
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 1/25/29	816,842	854,879
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.079%, 9/25/29	95,000	98,920
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 7/25/29	360,368	373,475
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.329%, 7/25/24	60,929	61,546
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.229%, 2/25/30	106,000	108,049
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 1/25/31	216,266	221,292
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (US 30 Day Average SOFR + 2.31%), 7.629%, 8/25/30	6,880	6,978
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.679%, 7/25/29	29,989	30,001
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 4/25/42	901,000	914,188
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	334,197	343,224
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.065%, 5/25/42	172,246	176,557
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.865%, 7/25/42	145,263	147,930
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.829%, 4/25/31	5,080	5,098
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.815%, 9/25/42	202,315	205,287
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 11/25/39	98,262	98,731
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 9/25/31	313	314
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.479%, 1/25/40	220,165	222,095

76 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	$259,177	$262,093
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.315%, 3/25/42	145,244	146,289
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M1, (US 30 Day Average SOFR + 1.90%), 7.215%, 4/25/42	92,211	92,442
Connecticut Avenue Securities Trust FRB Ser. 23-R06, Class 1M1, (US 30 Day Average SOFR + 1.70%), 7.015%, 7/25/43	16,263	16,356
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.515%, 1/25/42	120,242	120,242
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.315%, 12/25/41	164,297	163,270
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 6.215%, 11/25/41	64,972	64,731
Connecticut Avenue Securities Trust FRB Ser. 21-R03, Class 1M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 12/25/41	7,864	7,847
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.065%, 10/25/41	15,176	15,143
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	470,131	450,397
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	421,641	368,931
Imperial Fund Mortgage Trust 144A Ser. 22-NQM5, Class A1, 5.39%, 8/25/67	172,711	166,308
JPMorgan Mortgage Trust 144A FRB Ser. 23-HE2, Class A1, (US 30 Day Average SOFR + 1.70%), 7.016%, 3/25/54	254,000	254,159
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	286,138	282,076
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	428,146	430,114
FRB Ser. 20-GS1, Class A1, 5.882%, 10/25/59	375,591	370,574
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (CME Term SOFR 1 Month + 0.91%), 6.234%, 2/25/34	424,859	413,700
MFRA Trust 144A Ser. 23-INV2, Class A1, 6.775%, 10/25/58	159,000	158,591
Mill City Mortgage Loan Trust 144A Ser. 23-NQM2, Class A1, 6.24%, 12/25/67	620,758	615,348
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (CME Term SOFR 1 Month + 0.94%), 6.259%, 8/25/34	143,826	131,798
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.418%, 8/26/47 W	91,550	87,296
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (CME Term SOFR 1 Month + 1.01%), 6.334%, 1/25/48	200,103	198,032
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.484%, 10/25/34	273,753	264,180
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	886,000	824,074
RMF Proprietary Issuance Trust 144A Ser. 22-3, Class A, 4.00%, 8/25/62 W	214,000	167,969
Starwood Mortgage Residential Trust 144A Ser. 20-3, Class A3, 2.591%, 4/25/65 W	757,000	596,664

Dynamic Asset Allocation Balanced Fund 77

MORTGAGE-BACKED SECURITIES (4.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.284%, 5/25/47	$464,834	$370,072
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	198,363	191,600
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	246,154
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.394%, 7/25/45	148,784	134,292
FRB Ser. 05-AR11, Class A1B3, (CME Term SOFR 1 Month + 0.91%), 6.234%, 8/25/45	121,877	113,053
FRB Ser. 07-HY2, Class 1A1, 3.907%, 12/25/36 W	320,677	277,298
		29,742,759
Total mortgage-backed securities (cost $76,204,542)		$71,858,354

COLLATERALIZED LOAN OBLIGATIONS (1.3%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (CME Term SOFR 3 Month + 1.33%), 6.677%, 4/23/34 (Cayman Islands)	$331,000	$325,670
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.67%, 4/15/34 (Cayman Islands)	591,000	586,173
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.763%, 10/25/32 (Cayman Islands)	400,000	395,240
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.748%, 4/15/35 (Cayman Islands)	250,000	247,527
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	496,000	494,680
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	500,000	497,759
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	500,000	496,754
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 6.855%, 4/20/36 (Cayman Islands)	476,000	474,408
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.857%, 11/22/34 (Cayman Islands)	1,004,000	988,723
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.74%, 10/15/34 (Cayman Islands)	518,000	511,056
Crown Point CLO 10, Ltd. 144A FRB Ser. 21-10A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	350,000	346,219
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 7/15/36	478,000	472,415
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.238%, 7/20/30	573,198	572,448
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands) ##	500,000	500,088
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.857%, 4/16/36 (Cayman Islands)	500,000	500,821
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 4/15/33 (Cayman Islands)	550,000	548,360
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.80%, 10/15/31 (Cayman Islands)	498,107	496,314

78 Dynamic Asset Allocation Balanced Fund

COLLATERALIZED LOAN OBLIGATIONS (1.3%)* cont.	Principal amount	Value
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	$850,000	$847,415
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	300,000	298,074
HalseyPoint CLO 4, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.48%), 6.808%, 4/20/34 (Cayman Islands)	250,000	246,413
ICG US CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (CME Term SOFR 3 Month + 1.43%), 6.797%, 7/28/34	300,000	295,880
Invesco U.S. CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.219%, 7/15/36 (Jersey)	305,000	304,963
Jamestown CLO IX, Ltd. 144A FRB Ser. 21-9A, Class A1RR, (CME Term SOFR 3 Month + 1.50%), 6.853%, 7/25/34 (Cayman Islands)	400,000	396,312
Juniper Valley Park CLO, LLC 144A FRB Ser. 23-1A, Class A1, (CME Term SOFR 3 Month + 1.85%), 7.005%, 7/20/35	500,000	500,482
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	400,000	400,602
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.668%, 4/20/31 (Cayman Islands)	478,000	475,143
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	600,000	597,584
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.89%, 4/15/32 (Cayman Islands)	545,000	541,638
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.86%, 1/15/35 (Cayman Islands)	250,000	245,561
Neuberger Berman Loan Advisers CLO 45, Ltd. 144A FRB Ser. 21-45A, Class A, (CME Term SOFR 3 Month + 1.39%), 6.703%, 10/14/35 (Cayman Islands)	350,000	346,915
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME Term SOFR 3 Month + 1.30%), 6.611%, 4/14/35 (Cayman Islands)	350,000	346,110
Palmer Square CLO, Ltd. 144A FRB Ser. 22-5A, Class A, (CME Term SOFR 3 Month + 2.00%), 7.326%, 10/20/35 (Jersey)	300,000	301,343
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	1,178,000	1,167,087
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 6.978%, 1/20/34 (Cayman Islands)	750,000	743,768
Regatta XIX Funding, Ltd. 144A FRB Ser. 22-1A, Class A1, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	350,000	346,378
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.69%, 4/15/36 (Cayman Islands)	431,000	426,828
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 6.563%, 4/13/31 (Cayman Islands)	249,201	247,255
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.798%, 7/20/32 (Cayman Islands)	350,000	347,308
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.74%, 7/15/34 (Cayman Islands)	508,000	500,437
Sound Point CLO XXV, Ltd. 144A FRB Ser. 22-4A, Class A1R, (CME Term SOFR 3 Month + 1.28%), 6.631%, 4/25/33 (Cayman Islands)	350,000	342,526
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	758,000	746,640

Dynamic Asset Allocation Balanced Fund 79

COLLATERALIZED LOAN OBLIGATIONS (1.3%)* cont.	Principal amount	Value
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.82%, 10/15/30 (Cayman Islands)	$468,834	$467,659
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.436%, 4/28/36 (Cayman Islands)	308,000	308,761
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	409,000	404,486
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.72%, 7/15/32 (Cayman Islands)	300,000	296,110
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	300,000	297,733
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.288%, 1/20/29 (Cayman Islands)	600,000	596,997
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	500,000	491,059
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 6.918%, 10/20/33	452,000	445,794
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.06%, 7/15/32	900,000	892,900
Total collateralized loan obligations (cost $23,624,301)		$23,668,816

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	200,000	$144,507
Benin (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/19/32 (Benin)	EUR	250,000	195,356
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		$630,000	466,200
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		446,000	388,022
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		970,000	785,700
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		360,000	339,919
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		750,000	651,271
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		310,000	256,525
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		550,000	536,938
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		908,000	737,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		560,000	558,167
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		278,000	263,658
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		262,000	252,970
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		350,000	350,875
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		1,320,000	1,230,417

80 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)* cont.	Principal amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	$730,000	$703,603
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	400,000	405,376
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	880,000	751,986
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	750,000	585,000
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	205,000	189,881
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	245,000	234,894
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	200,000	164,250
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	970,000	880,696
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	287,000	264,399
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	430,000	317,005
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)	1,250,000	977,383
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)	354,000	322,164
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	260,000	229,967
Total foreign government and agency bonds and notes (cost $14,739,483)		$13,184,879

PURCHASED OPTIONS OUTSTANDING (0.4%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/$4,500.00	$53,317,614	$12,434	$3,969,565
S&P 500 Index (Put)	Jun-24/4,500.00	53,317,614	12,434	3,313,546
Total purchased options outstanding (cost $5,061,881)				$7,283,111

SENIOR LOANS (0.3%)*c	Principal amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	$179,182	$144,058
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	99,750	102,643
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.066%, 10/19/27	189,674	189,156
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	160,000	135,933
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	117,416	113,307
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.90%, 12/20/29	36,808	36,836
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	257,326	249,499

Dynamic Asset Allocation Balanced Fund 81

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	$59,700	$57,325
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	252,105	237,241
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	278,588	278,523
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.53%, 2/19/29	93,429	93,577
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27	158,390	154,606
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	120,000	120,131
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.431%, 12/1/27	185,250	185,250
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	30,396	30,447
iHeartCommunications, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 5/1/26	151,572	135,430
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27	142,343	141,685
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	156,601	150,337
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.666%, 10/15/28	44,888	44,214
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	154,211	151,474
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	278,306	275,350
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 10.146%, 9/21/28	188,503	186,752
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.902%, 4/15/28	134,111	122,101
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	154,613	138,830
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.427%, 4/3/28	266,218	262,446
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	94,763	93,499
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	130,965	104,991
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	343,067	273,994
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	399,982	398,338
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	140,934	134,743
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	185,000	185,174
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	125,000	27,500
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.416%, 6/30/28	58,516	51,421

82 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
TK Elevator US Newco, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 8.871%, 7/31/27	$117,621	$117,268
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	150,000	149,625
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.182%, 4/21/28	174,605	174,645
Vertiv Group Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 2.75%), 8.192%, 3/2/27	391,561	390,724
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 3/19/28	199,048	198,949
Total senior loans (cost $6,259,227)		$6,038,022

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.184%, 5/7/24	$742,733	$739,233
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.27%, 6/29/24	870,000	869,847
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.034%, 1/25/46	129,029	128,496
Total asset-backed securities (cost $1,738,277)		$1,737,576

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$75,125
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	110,000	96,745
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	192,000	145,920
Total convertible bonds and notes (cost $378,362)		$317,790

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	3,701	$203,925
Total convertible preferred stocks (cost $185,050)		$203,925

SHORT-TERM INVESTMENTS (2.9%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	18,519,993	$18,519,993
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	8,175,000	8,175,000
U.S. Treasury Bills 4.972%, 11/2/23 # Φ		$14,749,000	14,681,815
U.S. Treasury Bills 5.200%, 10/26/23 # Φ		8,992,000	8,960,327
U.S. Treasury Bills 5.213%, 11/9/23 # Φ		1,400,000	1,392,174
U.S. Treasury Bills 5.422%, 12/7/23 # ∆ Φ		700,000	693,180
U.S. Treasury Bills 5.334%, 11/16/23 # Φ		200,000	198,677
Total short-term investments (cost $52,626,004)			$52,621,166

TOTAL INVESTMENTS
Total investments (cost $1,668,393,590)	$1,955,147,243

Dynamic Asset Allocation Balanced Fund 83

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PO	Principal Only
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,792,924,235.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $16,632,839 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $111,847 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,343,009 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

84 Dynamic Asset Allocation Balanced Fund

F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $71,168,894)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/20/23	$2,988,795	$3,051,696	$62,901
	Canadian Dollar	Sell	10/18/23	175,999	180,299	4,300
	Euro	Sell	12/20/23	5,848,397	5,948,397	100,000
Barclays Bank PLC
	Japanese Yen	Sell	11/15/23	2,702,927	2,850,887	147,960
Citibank, N.A.
	Danish Krone	Sell	12/20/23	1,124,134	1,143,412	19,278
Goldman Sachs International
	Euro	Sell	12/20/23	125,531	127,684	2,153
HSBC Bank USA, National Association
	British Pound	Sell	12/20/23	2,998,928	3,060,489	61,561
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/23	942,145	965,224	23,079
	Euro	Sell	12/20/23	93,061	94,656	1,595
	Norwegian Krone	Sell	12/20/23	586,070	585,607	(463)
	Singapore Dollar	Buy	11/15/23	1,783,353	1,822,685	(39,332)
	Swedish Krona	Buy	12/20/23	2,938,019	2,894,275	43,744
Morgan Stanley & Co. International PLC
	Euro	Sell	12/20/23	11,560,652	11,769,398	208,746
	Japanese Yen	Buy	11/15/23	4,900,037	4,981,424	(81,387)

Dynamic Asset Allocation Balanced Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $71,168,894) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	10/18/23	$5,206,480	$5,386,855	$(180,375)
	Euro	Sell	12/20/23	1,889,441	1,921,917	32,476
	Swiss Franc	Buy	12/20/23	530,638	547,126	(16,488)
State Street Bank and Trust Co.
	British Pound	Sell	12/20/23	6,417,920	6,550,018	132,098
	Euro	Sell	12/20/23	1,134,556	1,153,904	19,348
	Swiss Franc	Buy	12/20/23	4,283,123	4,416,502	(133,379)
UBS AG
	Canadian Dollar	Sell	10/18/23	5,169,647	5,296,513	126,866
	Hong Kong Dollar	Buy	11/15/23	2,636,007	2,646,493	(10,486)
WestPac Banking Corp.
	Japanese Yen	Sell	11/15/23	3,580,123	3,773,433	193,310
Unrealized appreciation						1,179,415
Unrealized (depreciation)						(461,910)
Total						$717,505
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	45	$4,570,335	$4,593,375	Dec-23	$(149,942)
S&P 500 Index E-Mini (Long)	9	1,929,623	1,946,475	Dec-23	(83,704)
S&P 500 Index E-Mini (Short)	1,016	217,832,940	219,735,400	Dec-23	9,357,535
S&P Mid Cap 400 Index E-Mini (Long)	2	500,424	504,080	Dec-23	(16,224)
U.S. Treasury Bond 30 yr (Long)	239	27,193,719	27,193,719	Dec-23	(1,548,436)
U.S. Treasury Bond Ultra 30 yr (Long)	282	33,469,875	33,469,875	Dec-23	(2,497,596)
U.S. Treasury Note 2 yr (Long)	419	84,935,883	84,935,883	Dec-23	(307,544)
U.S. Treasury Note 5 yr (Long)	749	78,914,172	78,914,172	Dec-23	(664,638)
U.S. Treasury Note 10 yr (Long)	335	36,200,938	36,200,938	Dec-23	(641,551)
U.S. Treasury Note Ultra 10 yr (Short)	10	1,115,625	1,115,625	Dec-23	32,790
Unrealized appreciation					9,390,325
Unrealized (depreciation)					(5,909,635)
Total					$3,480,690

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $910,791)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/$3,500.00	$53,317,614	$12,434	$1,119,711
Total				$1,119,711

86 Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $21,378,438)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	$9,000,000	10/12/23	$8,699,068
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	6,000,000	10/12/23	5,509,919
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	2,000,000	10/12/23	1,781,249
Uniform Mortgage-Backed Securities, 3.50%, 10/1/53	2,000,000	10/12/23	1,719,687
Uniform Mortgage-Backed Securities, 3.00%, 10/1/53	4,000,000	10/12/23	3,307,033
Total			$21,016,956

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$113,996,000	$21,659 E	$(85,381)	12/20/25	4.80% — Annually	US SOFR — Annually	$(63,722)
53,898,000	10,241 E	40,622	12/20/25	US SOFR — Annually	4.80% — Annually	30,381
49,986,000	195,445 E	209,546	12/20/28	4.40% — Annually	US SOFR — Annually	14,101
25,249,000	481,246 E	(407,397)	12/20/33	4.00% — Annually	US SOFR — Annually	73,849
27,428,000	522,778 E	441,686	12/20/33	US SOFR — Annually	4.00% — Annually	(81,092)
1,263,000	82,335 E	(74,749)	12/20/53	3.60% — Annually	US SOFR — Annually	7,586
9,172,000	597,923 E	542,433	12/20/53	US SOFR — Annually	3.60% — Annually	(55,490)
1,312,000	11,782	(45)	9/28/53	3.957% — Annually	US SOFR — Annually	11,886
Total		$666,715	$(62,501)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$55,274,466	$53,326,265	$—	9/13/24	(US SOFR plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(2,055,292)
55,263,721	53,041,811	—	9/13/24	US SOFR plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	2,371,625

Dynamic Asset Allocation Balanced Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$71,682,262	$71,524,746	$—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(157,517)
66,673,907	66,543,355	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	130,552
Upfront premium received		—		Unrealized appreciation		2,502,177
Upfront premium (paid)		—		Unrealized (depreciation)		(2,212,809)
Total		$—		Total	$289,368
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Textron, Inc.	Capital goods	8,937	$698,341	1.31%
Targa Resources Corp.	Energy	8,112	695,329	1.30%
Constellation Energy Corp.	Utilities and power	6,369	694,746	1.30%
Unum Group	Financials	14,106	693,894	1.30%
Allison Transmission Holdings, Inc.	Capital goods	11,616	686,027	1.29%
Manhattan Associates, Inc.	Technology	3,469	685,761	1.29%
Vertiv Holdings Co.	Capital goods	18,369	683,322	1.28%
Marathon Oil Corp.	Energy	25,471	681,354	1.28%
Pinterest, Inc. Class A	Technology	24,795	670,207	1.26%
O’Reilly Automotive, Inc.	Consumer cyclicals	737	670,163	1.26%
Booking Holdings, Inc.	Consumer cyclicals	216	665,021	1.25%
ON Semiconductor Corp.	Technology	7,139	663,613	1.24%
Uber Technologies, Inc.	Consumer staples	14,421	663,216	1.24%
Valero Energy Corp.	Energy	4,678	662,859	1.24%
Penske Automotive Group, Inc.	Consumer cyclicals	3,919	654,749	1.23%
MGIC Investment Corp.	Financials	38,795	647,484	1.21%
Procore Technologies, Inc.	Technology	9,847	643,201	1.21%
Pure Storage, Inc. Class A	Technology	18,047	642,842	1.21%
Toll Brothers, Inc.	Consumer cyclicals	8,640	639,011	1.20%
Cadence Design Systems, Inc.	Technology	2,725	638,571	1.20%
Synopsys, Inc.	Technology	1,383	634,795	1.19%
Gartner, Inc.	Consumer cyclicals	1,836	630,844	1.18%
Smartsheet, Inc. Class A	Technology	15,582	630,437	1.18%
Vornado Realty Trust	Financials	27,466	622,926	1.17%
Applied Materials, Inc.	Technology	4,487	621,238	1.16%
Jacobs Solutions, Inc.	Capital goods	4,543	620,092	1.16%
American International Group, Inc.	Financials	10,107	612,478	1.15%
Autonation, Inc.	Consumer cyclicals	3,977	602,170	1.13%

88 Dynamic Asset Allocation Balanced Fund

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
General Motors Co.	Consumer cyclicals	17,393	$573,451	1.08%
MGM Resorts International	Consumer cyclicals	15,153	557,019	1.04%
General Dynamics Corp.	Capital goods	2,501	552,605	1.04%
Live Nation Entertainment, Inc.	Consumer cyclicals	6,567	545,358	1.02%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	14,577	543,584	1.02%
NVR, Inc.	Consumer cyclicals	91	542,945	1.02%
NRG Energy, Inc.	Utilities and power	14,009	539,641	1.01%
Johnson Controls International PLC	Capital goods	9,923	528,003	0.99%
Genuine Parts Co.	Consumer cyclicals	3,650	527,029	0.99%
Expedia Group, Inc.	Consumer cyclicals	5,102	525,829	0.99%
Apartment Income REIT Corp.	Financials	16,523	507,249	0.95%
Molina Healthcare, Inc.	Health care	1,520	498,281	0.93%
Wintrust Financial Corp.	Financials	6,598	498,146	0.93%
Hologic, Inc.	Health care	7,096	492,444	0.92%
WestRock Co.	Basic materials	13,706	490,685	0.92%
Regeneron Pharmaceuticals, Inc.	Health care	586	482,599	0.90%
Equitable Holdings, Inc.	Financials	16,953	481,308	0.90%
Boyd Gaming Corp.	Consumer cyclicals	7,626	463,917	0.87%
Ulta Beauty, Inc.	Consumer staples	1,154	461,073	0.86%
Roku, Inc.	Technology	6,354	448,499	0.84%
East West Bancorp, Inc.	Financials	8,462	446,034	0.84%
Coinbase Global, Inc. Class A	Financials	5,937	445,770	0.84%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
BWX Technologies, Inc.	Capital goods	9,417	$706,093	1.33%
New Fortress Energy, Inc.	Energy	21,407	701,734	1.32%
Jack Henry & Associates, Inc.	Technology	4,516	682,615	1.29%
DT Midstream, Inc.	Energy	12,603	666,941	1.26%
IBM Corp.	Technology	4,724	662,738	1.25%
Berkshire Hathaway, Inc. Class B	Financials	1,879	658,206	1.24%
Tesla, Inc.	Consumer cyclicals	2,584	646,504	1.22%
Lithia Motors, Inc.	Consumer cyclicals	2,186	645,623	1.22%
Healthcare Realty Trust, Inc.	Financials	42,240	644,999	1.22%
Take-Two Interactive Software, Inc.	Technology	4,574	642,096	1.21%
Bunge, Ltd.	Consumer staples	5,887	637,314	1.20%
New York Community Bancorp, Inc.	Financials	55,594	630,435	1.19%
NortonLifeLock, Inc.	Technology	35,456	626,861	1.18%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	6,684	615,905	1.16%
General Electric Co.	Conglomerates	5,459	603,540	1.14%
TD SYNNEX Corp.	Technology	5,900	589,201	1.11%
agilon health, Inc.	Health care	33,036	586,714	1.11%
Stanley Black & Decker, Inc.	Consumer cyclicals	6,966	582,209	1.10%
Tyler Technologies, Inc.	Technology	1,505	581,251	1.10%

Dynamic Asset Allocation Balanced Fund 89

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
RPM International, Inc.	Basic materials	6,098	$578,116	1.09%
Ciena Corp.	Technology	12,211	577,093	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	6,373	576,724	1.09%
Ross Stores, Inc.	Consumer cyclicals	5,046	569,949	1.07%
Paramount Global Class B	Consumer cyclicals	44,083	568,671	1.07%
Cabot Oil & Gas Corp.	Energy	20,818	563,118	1.06%
Amdocs, Ltd.	Technology	6,540	552,584	1.04%
Domino’s Pizza, Inc.	Consumer staples	1,453	550,502	1.04%
D.R. Horton, Inc.	Consumer cyclicals	5,097	547,757	1.03%
Welltower, Inc.	Financials	6,679	547,159	1.03%
Ball Corp.	Capital goods	10,985	546,855	1.03%
Texas Instruments, Inc.	Technology	3,407	541,753	1.02%
Equifax, Inc.	Consumer cyclicals	2,927	536,181	1.01%
Thor Industries, Inc.	Consumer cyclicals	5,563	529,243	1.00%
Digital Realty Trust, Inc.	Financials	4,351	526,582	0.99%
T Rowe Price Group, Inc.	Financials	4,947	518,768	0.98%
Cooper Cos., Inc. (The)	Health care	1,613	513,047	0.97%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	30,635	504,860	0.95%
Wynn Resorts, Ltd.	Consumer cyclicals	5,445	503,211	0.95%
Exact Sciences Corp.	Health care	7,269	495,886	0.93%
DoubleVerify Holdings, Inc.	Technology	17,717	495,195	0.93%
Polaris, Inc.	Consumer cyclicals	4,751	494,786	0.93%
Five Below, Inc.	Consumer cyclicals	3,074	494,547	0.93%
Carnival Corp.	Consumer cyclicals	35,745	490,421	0.92%
Watsco, Inc.	Consumer staples	1,293	488,517	0.92%
Ovintiv, Inc.	Energy	10,194	484,940	0.91%
BioMarin Pharmaceutical, Inc.	Health care	5,462	483,309	0.91%
Universal Health Services, Inc. Class B	Health care	3,805	478,434	0.90%
PTC, Inc.	Technology	3,245	459,794	0.87%
Prudential Financial, Inc.	Financials	4,819	457,321	0.86%
Liberty Broadband Corp. Class C	Communication services	4,997	456,325	0.86%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Norsk Hydro ASA (Norway)	Energy	58,353	$368,513	0.52%
Clariant AG (Switzerland)	Basic materials	22,973	364,133	0.51%
RWE AG (Germany)	Utilities and power	9,729	362,066	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	13,672	360,444	0.50%
E.ON SE (Germany)	Utilities and power	30,378	360,222	0.50%
3M Co.	Conglomerates	3,844	359,890	0.50%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	15,775	358,482	0.50%
Holcim AG (Switzerland)	Basic materials	5,578	358,436	0.50%
Electronic Arts, Inc.	Technology	2,974	358,086	0.50%
SSE PLC (United Kingdom)	Utilities and power	18,220	358,045	0.50%

90 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Iberdrola SA (Spain)	Utilities and power	31,900	$357,833	0.50%
PepsiCo, Inc.	Consumer staples	2,111	357,711	0.50%
ArcelorMittal SA (France)	Basic materials	14,205	357,554	0.50%
Endesa SA (Spain)	Utilities and power	17,505	357,232	0.50%
Weyerhaeuser Co.	Basic materials	11,648	357,124	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	2,818	356,676	0.50%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	5,880	356,584	0.50%
Leidos Holdings, Inc.	Technology	3,866	356,275	0.50%
SS&C Technologies Holdings, Inc.	Technology	6,774	355,903	0.50%
Colgate-Palmolive Co.	Consumer staples	5,004	355,805	0.50%
SEI Investments Co.	Financials	5,902	355,484	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	21,508	354,854	0.50%
NetApp, Inc.	Technology	4,672	354,529	0.50%
Repsol SA (Spain)	Energy	21,504	354,480	0.50%
Automatic Data Processing, Inc.	Consumer cyclicals	1,468	353,196	0.49%
Sekisui Chemical Co., Ltd. (Japan)	Financials	24,444	352,680	0.49%
Deutsche Telekom AG (Germany)	Communication services	16,754	352,429	0.49%
Central Japan Railway Co. (Japan)	Transportation	14,455	352,103	0.49%
Toppan, Inc. (Japan)	Consumer cyclicals	14,671	351,475	0.49%
Globe Life, Inc.	Financials	3,229	351,070	0.49%
Chevron Corp.	Energy	2,078	350,328	0.49%
Consolidated Edison, Inc.	Utilities and power	4,096	350,300	0.49%
Exxon Mobil Corp.	Energy	2,971	349,345	0.49%
Phillips 66	Energy	2,900	348,469	0.49%
ConocoPhillips	Energy	2,869	343,655	0.48%
Rio Tinto, Ltd. (Australia)	Basic materials	4,653	341,009	0.48%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	16,034	340,365	0.48%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	412	338,235	0.47%
George weston, Ltd. (Canada)	Consumer staples	3,033	337,953	0.47%
Smiths Group PLC (United Kingdom)	Capital goods	17,075	337,509	0.47%
Elisa Oyj (Finland)	Communication services	7,197	334,453	0.47%
Arkema SA (France)	Basic materials	3,372	334,051	0.47%
Hershey Co. (The)	Consumer staples	1,662	332,528	0.46%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	10,731	331,456	0.46%
Secom Co., Ltd. (Japan)	Consumer cyclicals	4,775	324,480	0.45%
FactSet Research Systems, Inc.	Consumer cyclicals	739	323,121	0.45%
TE Connectivity, Ltd.	Technology	2,615	323,017	0.45%
Alphabet, Inc. Class A	Technology	2,451	320,753	0.45%
Mondi PLC (Austria)	Basic materials	18,978	317,913	0.44%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	33,639	315,708	0.44%

Dynamic Asset Allocation Balanced Fund 91

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cellnex Telecom, SA 144A (Spain)	Communication services	9,644	$336,640	0.51%
Magna International, Inc. (Canada)	Consumer cyclicals	6,249	336,456	0.51%
WEC Energy Group, Inc.	Utilities and power	4,163	335,351	0.50%
Straumann Holding AG (Switzerland)	Health care	2,615	335,033	0.50%
Heineken NV (Netherlands)	Consumer staples	3,790	334,930	0.50%
Kering SA (France)	Consumer cyclicals	732	334,607	0.50%
Commonwealth Bank of Australia (Australia)	Financials	5,160	332,896	0.50%
CMS Energy Corp.	Utilities and power	6,266	332,797	0.50%
REA Group, Ltd. (Australia)	Technology	3,337	332,359	0.50%
Wilmar International, Ltd. (Singapore)	Basic materials	121,598	332,304	0.50%
Orange SA (France)	Communication services	28,896	332,247	0.50%
Equifax, Inc.	Consumer cyclicals	1,814	332,234	0.50%
T-Mobile US, Inc.	Communication services	2,370	331,924	0.50%
Realty Income Corp.	Financials	6,644	331,826	0.50%
Ingersoll Rand, Inc.	Capital goods	5,190	330,696	0.50%
TransUnion	Consumer cyclicals	4,604	330,492	0.50%
Keppel Corp., Ltd. (Singapore)	Capital goods	66,326	330,441	0.50%
Southwest Airlines Co.	Transportation	12,177	329,640	0.50%
Visa, Inc. Class A	Financials	1,431	329,230	0.49%
Toyota Motor Corp. (Japan)	Consumer cyclicals	18,252	327,491	0.49%
Public Service Enterprise Group, Inc.	Utilities and power	5,751	327,289	0.49%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	16,458	326,730	0.49%
Davide Campari-Milano NV (Italy)	Consumer staples	27,571	325,913	0.49%
Bunge, Ltd.	Consumer staples	2,995	324,210	0.49%
Westlake Corp.	Basic materials	2,578	321,444	0.48%
DuPont de Nemours, Inc.	Basic materials	4,262	317,903	0.48%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	9,537	313,740	0.47%
Pernod Ricard SA (France)	Consumer staples	1,871	312,672	0.47%
London Stock Exchange Group PLC (United Kingdom)	Financials	3,110	312,516	0.47%
Telus Corp. (Canada)	Communication services	18,625	305,541	0.46%
Duke Energy Corp.	Utilities and power	3,459	305,293	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	9,660	300,438	0.45%
SIG Combibloc Group AG (Switzerland)	Basic materials	12,128	300,154	0.45%
Entegris, Inc.	Technology	3,107	291,741	0.44%
Atmos Energy Corp.	Utilities and power	2,736	289,857	0.44%
Nokia Oyj (Finland)	Technology	76,304	288,248	0.43%
RELX PLC (United Kingdom)	Consumer cyclicals	8,471	286,923	0.43%
PG&E Corp.	Utilities and power	17,735	286,060	0.43%
CenterPoint Energy, Inc.	Utilities and power	10,603	284,692	0.43%
Waste Connections, Inc.	Capital goods	2,111	283,445	0.43%
Williams Cos., Inc. (The)	Energy	8,261	278,324	0.42%
CGI Group, Inc. Class A (Canada)	Technology	2,800	277,259	0.42%
Ferrovial SE (Netherlands)	Basic materials	8,973	275,213	0.41%

92 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CRH PLC (Ireland)	Basic materials	4,951	$274,482	0.41%
Honeywell International, Inc.	Capital goods	1,470	271,588	0.41%
Imperial Brands PLC (United Kingdom)	Consumer staples	13,278	270,165	0.41%
TransDigm Group, Inc.	Capital goods	319	268,543	0.40%
Masco Corp.	Consumer cyclicals	5,001	267,292	0.40%
Berkshire Hathaway, Inc. Class B	Financials	758	265,680	0.40%
Diamondback Energy, Inc.	Energy	1,711	265,054	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	$46,895	$83,000	$31,598	11/18/54	500 bp — Monthly	$15,366
CMBX NA BB.6 Index	B/P	48,200	200,713	63,726	5/11/63	500 bp — Monthly	(15,360)
CMBX NA BB.7 Index	B-/P	31,284	599,176	219,837	1/17/47	500 bp — Monthly	(188,055)
CMBX NA BB.9 Index	B/P	1,629	8,000	3,167	9/17/58	500 bp — Monthly	(1,532)
CMBX NA BB.9 Index	B/P	13,274	65,000	25,734	9/17/58	500 bp — Monthly	(12,405)
CMBX NA BBB−.10 Index	BB+/P	4,963	40,000	11,048	11/17/59	300 bp — Monthly	(6,065)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	14,639	11/17/59	300 bp — Monthly	(8,830)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	15,516	113,384	41,601	1/17/47	500 bp — Monthly	(25,990)
CMBX NA BBB−.7 Index	BB/P	51,063	558,944	106,199	1/17/47	300 bp — Monthly	(54,857)
Goldman Sachs International
CMBX NA A.6 Index	A+/P	(30)	14,848	2,382	5/11/63	200 bp — Monthly	(2,407)
CMBX NA BBB−.14 Index	BBB−/P	225	5,000	1,208	12/16/72	300 bp — Monthly	(981)
CMBX NA BBB−.7 Index	BB/P	418	5,191	986	1/17/47	300 bp — Monthly	(566)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(189)	36,000	3,719	12/16/72	200 bp — Monthly	(3,896)
CMBX NA A.7 Index	BBB+/P	9,165	151,713	11,909	1/17/47	200 bp — Monthly	(2,694)
CMBX NA BB.10 Index	B/P	4,975	62,000	27,764	5/11/63	500 bp — Monthly	(22,737)
CMBX NA BBB−.8 Index	BB−/P	5,302	34,000	6,470	10/17/57	300 bp — Monthly	(1,151)

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	$(126)	$21,000	$2,169	12/16/72	200 bp — Monthly	$(2,288)
CMBX NA A.6 Index	A+/P	5,769	19,302	3,096	5/11/63	200 bp — Monthly	2,679
CMBX NA BB.6 Index	B/P	24,066	58,541	18,587	5/11/63	500 bp — Monthly	5,528
CMBX NA BB.6 Index	B/P	48,543	117,680	37,363	5/11/63	500 bp — Monthly	11,278
Upfront premium received		317,069		Unrealized appreciation		34,851
Upfront premium (paid)		(345)		Unrealized (depreciation)		(349,814)
Total		$316,724		Total		$(314,963)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(6,063)	$21,678	$3,477	5/11/63	(200 bp) — Monthly	$(2,593)
CMBX NA A.6 Index	(1,263)	3,860	619	5/11/63	(200 bp) — Monthly	(646)
CMBX NA A.6 Index	(575)	2,079	333	5/11/63	(200 bp) — Monthly	(242)
CMBX NA A.6 Index	(324)	1,188	191	5/11/63	(200 bp) — Monthly	(134)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(164)	594	95	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(81)	297	48	5/11/63	(200 bp) — Monthly	(33)
CMBX NA A.7 Index	(1,550)	151,713	11,909	1/17/47	(200 bp) — Monthly	10,309
CMBX NA BB.10 Index	(47,738)	198,000	88,664	11/17/59	(500 bp) — Monthly	40,761
CMBX NA BB.10 Index	(18,615)	73,000	32,689	11/17/59	(500 bp) — Monthly	14,014
CMBX NA BB.10 Index	(7,410)	71,000	31,794	11/17/59	(500 bp) — Monthly	24,325

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.10 Index	$(6,360)	$58,000	$25,972	11/17/59	(500 bp) — Monthly	$19,564
CMBX NA BB.11 Index	(4,016)	31,000	11,802	11/18/54	(500 bp) — Monthly	7,760
CMBX NA BB.11 Index	(2,131)	31,000	11,802	11/18/54	(500 bp) — Monthly	9,645
CMBX NA BB.11 Index	(1,089)	21,000	7,995	11/18/54	(500 bp) — Monthly	6,888
CMBX NA BB.9 Index	(1,290)	32,000	12,669	9/17/58	(500 bp) — Monthly	11,352
CMBX NA BB.9 Index	(387)	6,000	2,375	9/17/58	(500 bp) — Monthly	1,983
CMBX NA BBB−.12 Index	(29,964)	95,000	26,420	8/17/61	(300 bp) — Monthly	(3,592)
CMBX NA BBB−.12 Index	(11,630)	33,000	9,177	8/17/61	(300 bp) — Monthly	(2,469)
CMBX NA BBB−.12 Index	(3,615)	19,000	5,284	8/17/61	(300 bp) — Monthly	1,660
CMBX NA BBB−.12 Index	(1,694)	10,000	2,781	8/17/61	(300 bp) — Monthly	1,082
CMBX NA BBB−.12 Index	(3,340)	10,000	2,781	8/17/61	(300 bp) — Monthly	(564)
CMBX NA BBB−.14 Index	(199)	1,000	242	12/16/72	(300 bp) — Monthly	42
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.8 Index	(24,000)	160,000	30,448	10/17/57	(300 bp) — Monthly	6,368
CMBX NA BBB−.8 Index	(11,100)	80,000	15,224	10/17/57	(300 bp) — Monthly	4,084
CMBX NA BBB−.8 Index	(6,639)	42,000	7,993	10/17/57	(300 bp) — Monthly	1,333
CMBX NA BBB−.8 Index	(5,550)	40,000	7,612	10/17/57	(300 bp) — Monthly	2,042
CMBX NA BBB−.8 Index	(3,062)	23,000	4,377	10/17/57	(300 bp) — Monthly	1,304
CMBX NA BBB−.8 Index	(2,004)	14,000	2,664	10/17/57	(300 bp) — Monthly	653
CMBX NA BBB−.9 Index	(9,700)	41,000	8,864	9/17/58	(300 bp) — Monthly	(857)
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	65,827	11/17/59	(500 bp) — Monthly	46,091
CMBX NA BB.10 Index	(17,362)	146,000	65,379	11/17/59	(500 bp) — Monthly	47,895

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.10 Index	$(9,571)	$77,000	$34,481	11/17/59	(500 bp) — Monthly	$24,845
CMBX NA BB.7 Index	(9,143)	309,433	98,245	5/11/63	(500 bp) — Monthly	88,844
CMBX NA BB.7 Index	(28,039)	148,572	54,511	1/17/47	(500 bp) — Monthly	26,349
CMBX NA BB.8 Index	(6,658)	36,722	16,110	10/17/57	(500 bp) — Monthly	9,421
Goldman Sachs International
CMBX NA BB.10 Index	(4,525)	20,000	8,956	11/17/59	(500 bp) — Monthly	4,414
CMBX NA BB.6 Index	(9,821)	57,347	18,208	5/11/63	(500 bp) — Monthly	8,339
CMBX NA BB.6 Index	(146)	597	190	5/11/63	(500 bp) — Monthly	43
CMBX NA BB.7 Index	(74,519)	358,723	131,616	1/17/47	(500 bp) — Monthly	56,797
CMBX NA BB.7 Index	(12,780)	76,241	27,973	1/17/47	(500 bp) — Monthly	15,129
CMBX NA BB.8 Index	(18,610)	51,217	22,469	10/17/57	(500 bp) — Monthly	3,817
CMBX NA BB.8 Index	(16,578)	43,486	19,077	10/17/57	(500 bp) — Monthly	2,463
CMBX NA BB.8 Index	(1,699)	14,495	6,359	10/17/57	(500 bp) — Monthly	4,648
CMBX NA BBB−.12 Index	(48,394)	270,000	75,087	8/17/61	(300 bp) — Monthly	26,558
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,237)	9,558	3,035	5/11/63	(500 bp) — Monthly	(5,210)
CMBX NA BB.7 Index	(93,524)	186,693	68,497	1/17/47	(500 bp) — Monthly	(25,182)
CMBX NA BBB−.14 Index	(61)	1,000	242	12/16/72	(300 bp) — Monthly	180
CMBX NA BBB−.7 Index	(116,208)	428,293	81,376	1/17/47	(300 bp) — Monthly	(35,046)
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	63,588	11/17/59	(500 bp) — Monthly	55,390
CMBX NA BBB−.10 Index	(16,900)	78,000	21,544	11/17/59	(300 bp) — Monthly	4,604
CMBX NA BBB−.7 Index	(5,409)	57,106	10,850	1/17/47	(300 bp) — Monthly	5,413
CMBX NA BBB−.9 Index	(5,557)	30,000	6,486	9/17/58	(300 bp) — Monthly	914

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	$(1,062)	$3,267	$524	5/11/63	(200 bp) — Monthly	$(539)
CMBX NA A.6 Index	(168)	594	95	5/11/63	(200 bp) — Monthly	(72)
CMBX NA BB.10 Index	(23,389)	77,000	34,481	11/17/59	(500 bp) — Monthly	11,028
CMBX NA BB.10 Index	(7,446)	71,000	31,794	11/17/59	(500 bp) — Monthly	24,288
CMBX NA BB.10 Index	(13,856)	59,000	26,420	11/17/59	(500 bp) — Monthly	12,515
CMBX NA BB.7 Index	(6,171)	31,278	11,476	1/17/47	(500 bp) — Monthly	5,279
CMBX NA BB.7 Index	(402)	1,955	717	1/17/47	(500 bp) — Monthly	313
CMBX NA BB.8 Index	(7,407)	20,294	8,903	10/17/57	(500 bp) — Monthly	1,479
CMBX NA BB.8 Index	(3,986)	10,630	4,663	10/17/57	(500 bp) — Monthly	668
CMBX NA BB.9 Index	(1,353)	22,000	8,710	9/17/58	(500 bp) — Monthly	7,338
CMBX NA BB.9 Index	(851)	14,000	5,543	9/17/58	(500 bp) — Monthly	4,680
CMBX NA BB.9 Index	(428)	5,000	1,980	9/17/58	(500 bp) — Monthly	1,548
CMBX NA BB.9 Index	(453)	3,000	1,188	9/17/58	(500 bp) — Monthly	733
CMBX NA BBB−.10 Index	(2,755)	12,000	3,314	11/17/59	(300 bp) — Monthly	553
CMBX NA BBB−.10 Index	(315)	3,000	829	11/17/59	(300 bp) — Monthly	512
CMBX NA BBB−.12 Index	(24,350)	187,000	52,005	8/17/61	(300 bp) — Monthly	31,039
CMBX NA BBB−.12 Index	(6,260)	30,000	8,343	8/17/61	(300 bp) — Monthly	2,068
CMBX NA BBB−.12 Index	(4,985)	15,000	4,172	8/17/61	(300 bp) — Monthly	(821)
CMBX NA BBB−.14 Index	(62)	1,000	242	12/16/72	(300 bp) — Monthly	179
CMBX NA BBB−.7 Index	(6,827)	57,971	11,014	1/17/47	(300 bp) — Monthly	4,159
CMBX NA BBB−.8 Index	(10,080)	72,000	13,702	10/17/57	(300 bp) — Monthly	3,586
CMBX NA BBB−.8 Index	(8,013)	63,000	11,989	10/17/57	(300 bp) — Monthly	3,945
CMBX NA BBB−.8 Index	(7,063)	50,000	9,515	10/17/57	(300 bp) — Monthly	2,428

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(5,886)	$43,000	$8,183	10/17/57	(300 bp) — Monthly	$2,276
CMBX NA BBB−.8 Index	(4,314)	34,000	6,470	10/17/57	(300 bp) — Monthly	2,139
CMBX NA BBB−.8 Index	(1,704)	11,000	2,093	10/17/57	(300 bp) — Monthly	383
Upfront premium received	—		Unrealized appreciation		720,717
Upfront premium (paid)	(892,961)		Unrealized (depreciation)		(78,138)
Total	$(892,961)		Total		$642,579
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(48,618)	$4,156,000	$63,254	6/20/28	500 bp — Quarterly	$20,985
CDX NA IG Series 41 Index	BBB+/P	(844,251)	65,600,000	778,016	12/20/28	100 bp — Quarterly	(51,657)
Total	$(892,869)		$(30,672)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

98 Dynamic Asset Allocation Balanced Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$43,561,601	$15,133,527	$—
Capital goods	45,535,285	11,203,609	—
Communication services	20,295,400	1,949,478	—
Conglomerates	5,857,005	3,911,062	—
Consumer cyclicals	175,471,474	32,531,963	—
Consumer staples	63,078,243	21,926,175	—
Energy	49,658,568	13,049,056	—
Financials	132,707,508	37,322,147	—
Health care	138,929,411	25,640,262	7,115
Technology	357,230,712	14,619,655	—
Transportation	17,799,162	2,791,818	—
Utilities and power	26,974,169	5,078,462	—
Total common stocks	1,077,098,538	185,157,214	7,115
Asset-backed securities	—	1,737,576	—
Collateralized loan obligations	—	23,668,816	—
Convertible bonds and notes	—	317,790	—
Convertible preferred stocks	203,925	—	—
Corporate bonds and notes	—	263,806,331	—
Foreign government and agency bonds and notes	—	13,184,879	—
Mortgage-backed securities	—	71,858,354	—
Purchased options outstanding	—	7,283,111	—
Senior loans	—	6,038,022	—
U.S. government and agency mortgage obligations	—	251,338,240	—
U.S. treasury obligations	—	826,166	—
Short-term investments	8,175,000	44,446,166	—
Totals by level	$1,085,477,463	$869,662,665	$7,115

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$717,505	$—
Futures contracts	3,480,690	—	—
Written options outstanding	—	(1,119,711)	—
TBA sale commitments	—	(21,016,956)	—
Interest rate swap contracts	—	(729,216)	—
Total return swap contracts	—	289,368	—
Credit default contracts	—	1,766,050	—
Totals by level	$3,480,690	$(20,092,960)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 99

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $1,649,873,597)	$1,936,627,250
Affiliated issuers (identified cost $18,519,993) (Note 5)	18,519,993
Cash	98,471
Foreign currency (cost $321,942) (Note 1)	294,107
Dividends, interest and other receivables	6,503,879
Foreign tax reclaim	871,486
Receivable for shares of the fund sold	2,715,801
Receivable for investments sold	5,689,529
Receivable for sales of TBA securities (Note 1)	21,410,063
Receivable for variation margin on futures contracts (Note 1)	1,010,190
Receivable for variation margin on centrally cleared swap contracts (Note 1)	31,823
Unrealized appreciation on forward currency contracts (Note 1)	1,179,415
Unrealized appreciation on OTC swap contracts (Note 1)	3,257,745
Premium paid on OTC swap contracts (Note 1)	893,306
Deposits with broker (Note 1)	4,637,220
Prepaid assets	38,757
Total assets	2,003,779,035

LIABILITIES
Payable for investments purchased	5,854,567
Payable for purchases of delayed delivery securities (Note 1)	500,000
Payable for purchases of TBA securities (Note 1)	164,973,438
Payable for shares of the fund repurchased	1,930,270
Payable for compensation of Manager (Note 2)	780,261
Payable for custodian fees (Note 2)	52,979
Payable for investor servicing fees (Note 2)	535,890
Payable for Trustee compensation and expenses (Note 2)	330,857
Payable for administrative services (Note 2)	6,385
Payable for distribution fees (Note 2)	893,419
Payable for variation margin on futures contracts (Note 1)	27,581
Payable for variation margin on centrally cleared swap contracts (Note 1)	155,545
Unrealized depreciation on OTC swap contracts (Note 1)	2,640,761
Premium received on OTC swap contracts (Note 1)	317,069
Unrealized depreciation on forward currency contracts (Note 1)	461,910
Written options outstanding, at value (premiums $910,791) (Note 1)	1,119,711
TBA sale commitments, at value (proceeds receivable $21,378,438) (Note 1)	21,016,956
Collateral on certain derivative contracts, at value (Notes 1 and 10)	9,001,166
Payable to broker (Note 1)	1,703
Other accrued expenses	254,332
Total liabilities	210,854,800

Net assets	$1,792,924,235

(Continued on next page)

100 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,585,879,083
Total distributable earnings (Note 1)	207,045,152
Total — Representing net assets applicable to capital shares outstanding	$1,792,924,235

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,174,329,637 divided by 83,111,686 shares)	$14.13
Offering price per class A share (100/94.25 of $14.13)*	$14.99
Net asset value and offering price per class B share ($8,594,237 divided by 609,088 shares)**	$14.11
Net asset value and offering price per class C share ($124,595,212 divided by 9,147,621 shares)**	$13.62
Net asset value, offering price and redemption price per class P share
($23,789,279 divided by 1,678,781 shares)	$14.17
Net asset value, offering price and redemption price per class R share
($13,992,998 divided by 1,000,752 shares)	$13.98
Net asset value, offering price and redemption price per class R5 share
($14,814 divided by 1,040 shares)	$14.24
Net asset value, offering price and redemption price per class R6 share
($218,868,261 divided by 15,448,530 shares)	$14.17
Net asset value, offering price and redemption price per class Y share
($228,739,797 divided by 16,142,624 shares)	$14.17

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 101

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Interest (including interest income of $1,141,614 from investments in affiliated issuers) (Note 5)	$28,537,864
Dividends (net of foreign taxes paid and refunded of $454,184)	24,944,290
Total investment income	53,482,154

EXPENSES
Compensation of Manager (Note 2)	10,307,360
Investor servicing fees (Note 2)	2,295,905
Custodian fees (Note 2)	234,647
Trustee compensation and expenses (Note 2)	89,671
Distribution fees (Note 2)	4,606,990
Administrative services (Note 2)	65,801
Other	758,442
Total expenses	18,358,816
Expense reduction (Note 2)	(59,425)
Net expenses	18,299,391

Net investment income	35,182,763

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	44,287,840
Net increase from payments by affiliates (Note 2)	889,605
Foreign currency transactions (Note 1)	(22,902)
Forward currency contracts (Note 1)	(681,092)
Futures contracts (Note 1)	(47,987,138)
Swap contracts (Note 1)	5,208,562
Written options (Note 1)	464,311
Total net realized gain	2,159,186
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	242,107,226
Assets and liabilities in foreign currencies	29,378
Forward currency contracts	604,042
Futures contracts	(21,932,508)
Swap contracts	(719,429)
Written options	(208,920)
Total change in net unrealized appreciation	219,879,789

Net gain on investments	222,038,975

Net increase in net assets resulting from operations	$257,221,738

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$35,182,763	$34,126,317
Net realized gain on investments
and foreign currency transactions	2,159,186	70,259,579
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	219,879,789	(533,733,099)
Net increase (decrease) in net assets resulting
from operations	257,221,738	(429,347,203)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(19,050,189)	(14,924,575)
Class B	(87,048)	(63,452)
Class C	(1,256,332)	(750,314)
Class P	(1,741,034)	(4,306,225)
Class R	(207,344)	(164,450)
Class R5	(186)	(125,023)
Class R6	(4,455,700)	(4,123,203)
Class Y	(4,845,114)	(4,617,383)
Net realized short-term gain on investments
Class A	—	(65,673,917)
Class B	—	(1,243,889)
Class C	—	(10,407,273)
Class P	—	(13,489,800)
Class R	—	(924,197)
Class R5	—	(503,502)
Class R6	—	(14,650,438)
Class Y	—	(17,102,608)
From capital gain on investments
Net realized long-term gain on investments
Class A	(51,405,658)	(74,409,262)
Class B	(634,519)	(1,409,339)
Class C	(6,954,281)	(11,791,553)
Class P	(12,660,610)	(15,284,090)
Class R	(721,195)	(1,047,125)
Class R5	(403)	(570,473)
Class R6	(10,503,145)	(16,599,106)
Class Y	(12,327,424)	(19,377,440)
Increase (decrease) from capital share transactions (Note 4)	(420,663,103)	75,542,499
Total decrease in net assets	(290,291,547)	(647,363,341)

NET ASSETS
Beginning of year	2,083,215,782	2,730,579,123
End of year	$1,792,924,235	$2,083,215,782

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 103

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$13.31	.25	1.43	1.68	(.23)	(.63)	(.86)	$14.13	12.88	$1,174,330.96		1.76	302
September 30, 2022	17.92	.21	(2.88)	(2.67)	(.18)	(1.76)	(1.94)	13.31	(16.86)	1,120,970.94		1.32	257
September 30, 2021	15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	17.92	18.66	1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
Class B
September 30, 2023	$13.28	.14	1.43	1.57	(.11)	(.63)	(.74)	$14.11	12.04	$8,594	1.71	.97	302
September 30, 2022	17.87	.08	(2.86)	(2.78)	(.05)	(1.76)	(1.81)	13.28	(17.49)	15,150	1.69	.52	257
September 30, 2021	15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	17.87	17.80	29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
Class C
September 30, 2023	$12.86	.14	1.37	1.51	(.12)	(.63)	(.75)	$13.62	11.99	$124,595	1.71	1.01	302
September 30, 2022	17.37	.09	(2.78)	(2.69)	(.06)	(1.76)	(1.82)	12.86	(17.47)	151,985	1.69	.56	257
September 30, 2021	14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	17.37	17.76	224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
Class P
September 30, 2023	$13.34	.27[e]	1.47	1.74	(.28)	(.63)	(.91)	$14.17	13.33	$23,789.59		1.92[e]	302
September 30, 2022	17.97	.27	(2.90)	(2.63)	(.24)	(1.76)	(2.00)	13.34	(16.61)	265,860.57		1.70	257
September 30, 2021	15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	17.97	19.12	288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
Class R
September 30, 2023	$13.18	.21	1.41	1.62	(.19)	(.63)	(.82)	$13.98	12.57	$13,993	1.21	1.51	302
September 30, 2022	17.76	.17	(2.85)	(2.68)	(.14)	(1.76)	(1.90)	13.18	(17.06)	15,388	1.19	1.07	257
September 30, 2021	15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	17.76	18.39	20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
Class R5
September 30, 2023	$13.34	.27	1.46	1.73	(.20)	(.63)	(.83)	$14.24	13.22	$15.73		1.89	302
September 30, 2022	17.97	.24	(2.89)	(2.65)	(.22)	(1.76)	(1.98)	13.34	(16.73)	7,691.71		1.54	257
September 30, 2021	15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	17.97	18.95	10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 105

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2023	$13.34	.30	1.44	1.74	(.28)	(.63)	(.91)	$14.17	13.30	$218,868.63		2.09	302
September 30, 2022	17.96	.26	(2.89)	(2.63)	(.23)	(1.76)	(1.99)	13.34	(16.60)	230,311.61		1.64	257
September 30, 2021	15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	17.96	19.08	332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
Class Y
September 30, 2023	$13.34	.28	1.44	1.72	(.26)	(.63)	(.89)	$14.17	13.20	$228,740.71		2.01	302
September 30, 2022	17.97	.25	(2.90)	(2.65)	(.22)	(1.76)	(1.98)	13.34	(16.72)	275,861.69		1.56	257
September 30, 2021	15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	17.97	19.04	387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ended September 30, 2023 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class P”	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

” Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

108 Dynamic Asset Allocation Balanced Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which

Dynamic Asset Allocation Balanced Fund 109

would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

110 Dynamic Asset Allocation Balanced Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

Dynamic Asset Allocation Balanced Fund 111

The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,487,529 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

112 Dynamic Asset Allocation Balanced Fund

other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $2,149,691 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Dynamic Asset Allocation Balanced Fund 113

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged to the fund which cannot be sold or repledged totaled $101,308 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $167,195 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $111,847 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or

114 Dynamic Asset Allocation Balanced Fund

emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,704,483 to increase undistributed net investment income, $1,803 to increase paid-in capital and $6,706,286 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$269,285,193
Unrealized depreciation	(123,077,994)
Net unrealized appreciation	146,207,199
Undistributed ordinary income	33,449,692
Undistributed long-term gains	24,024,817
Undistributed short-term gains	3,433,389
Cost for federal income tax purposes	$1,792,327,774

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Dynamic Asset Allocation Balanced Fund 115

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.521% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by

Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

Putnam Management voluntarily reimbursed the fund $889,605 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

116 Dynamic Asset Allocation Balanced Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,581,645	Class R	20,481
Class B	16,194	Class R5	2,121
Class C	192,545	Class R6	116,868
Class P	12,002	Class Y	354,049
		Total	$2,295,905

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $59,425 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,608, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,966,932
Class B	1.00%	1.00%	120,971
Class C	1.00%	1.00%	1,442,348
Class R	1.00%	0.50%	76,739
Total			$4,606,990

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $108,883 from the sale of class A shares and received $25 and $1,794 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,058 on class A redemptions.

Dynamic Asset Allocation Balanced Fund 117

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,389,531,365	$6,709,792,286
U.S. government securities (Long-term)	—	—
Total	$6,389,531,365	$6,709,792,286

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	5,570,257	$78,396,799	5,766,600	$92,077,627
Shares issued in connection with
reinvestment of distributions	5,003,024	68,246,267	9,139,222	149,911,651
	10,573,281	146,643,066	14,905,822	241,989,278
Shares repurchased	(11,687,331)	(164,622,235)	(10,911,465)	(172,531,047)
Net increase (decrease)	(1,114,050)	$(17,979,169)	3,994,357	$69,458,231

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	8,860	$123,169	18,637	$296,253
Shares issued in connection with
reinvestment of distributions	50,697	685,648	154,852	2,554,835
	59,557	808,817	173,489	2,851,088
Shares repurchased	(591,293)	(8,278,451)	(658,461)	(10,420,977)
Net decrease	(531,736)	$(7,469,634)	(484,972)	$(7,569,889)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	884,955	$11,984,261	1,138,358	$17,696,225
Shares issued in connection with
reinvestment of distributions	611,999	8,012,542	1,400,630	22,354,374
	1,496,954	19,996,803	2,538,988	40,050,599
Shares repurchased	(4,172,076)	(56,677,375)	(3,616,490)	(54,809,750)
Net decrease	(2,675,122)	$(36,680,572)	(1,077,502)	$(14,759,151)

118 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class P	Shares	Amount	Shares	Amount
Shares sold	3,567,227	$49,488,146	9,021,682	$139,724,675
Shares issued in connection with
reinvestment of distributions	1,063,848	14,401,644	2,018,937	33,077,234
	4,631,075	63,889,790	11,040,619	172,801,909
Shares repurchased	(22,883,580)	(320,547,966)	(7,151,469)	(112,039,375)
Net increase (decrease)	(18,252,505)	$(256,658,176)	3,889,150	$60,762,534

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	136,537	$1,895,304	163,758	$2,536,727
Shares issued in connection with
reinvestment of distributions	68,458	922,124	130,402	2,122,490
	204,995	2,817,428	294,160	4,659,217
Shares repurchased	(371,898)	(5,149,667)	(295,331)	(4,603,929)
Net increase (decrease)	(166,903)	$(2,332,239)	(1,171)	$55,288

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	7,563	$105,385	56,511	$877,913
Shares issued in connection with
reinvestment of distributions	43	589	72,920	1,198,998
	7,606	105,974	129,431	2,076,911
Shares repurchased	(582,938)	(8,514,303)	(162,909)	(2,660,804)
Net decrease	(575,332)	$(8,408,329)	(33,478)	$(583,893)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,419,084	$34,075,874	2,110,470	$33,679,675
Shares issued in connection with
reinvestment of distributions	1,067,109	14,598,573	2,110,322	34,636,066
	3,486,193	48,674,447	4,220,792	68,315,741
Shares repurchased	(5,299,097)	(74,902,033)	(5,455,423)	(87,232,590)
Net decrease	(1,812,904)	$(26,227,586)	(1,234,631)	$(18,916,849)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,321,757	$61,123,653	5,407,974	$86,488,116
Shares issued in connection with
reinvestment of distributions	1,121,505	15,335,702	2,224,065	36,537,292
	5,443,262	76,459,355	7,632,039	123,025,408
Shares repurchased	(9,972,457)	(141,366,753)	(8,510,339)	(135,929,180)
Net decrease	(4,529,195)	$(64,907,398)	(878,300)	$(12,903,772)

Dynamic Asset Allocation Balanced Fund 119

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$68,997,140	$449,618,158	$500,095,305	$1,141,614	$18,519,993
Total Short-term
investments	$68,997,140	$449,618,158	$500,095,305	$1,141,614	$18,519,993

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

120 Dynamic Asset Allocation Balanced Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$22,000
Written equity option contracts (contract amount)	$19,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$82,000,000
Centrally cleared interest rate swap contracts (notional)	$365,300,000
OTC total return swap contracts (notional)	$269,300,000
OTC credit default contracts (notional)	$9,000,000
Centrally cleared credit default contracts (notional)	$61,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net assets—
Credit contracts	Unrealized appreciation	$2,397,737*	Payables	$631,687
Foreign exchange
contracts	Receivables	1,179,415	Payables	461,910
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	19,142,823*	Unrealized depreciation	3,582,390*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	629,961*	Unrealized depreciation	6,986,152*
Total		$23,349,936		$11,662,139

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,492,659	$1,492,659
Foreign exchange contracts	—	—	(681,092)	—	$(681,092)
Equity contracts	(180,899)	(29,646,679)	—	4,779,370	$(25,048,208)
Interest rate contracts	—	(18,340,459)	—	(1,063,467)	$(19,403,926)
Total	$(180,899)	$(47,987,138)	$(681,092)	$5,208,562	$(43,640,567)

Dynamic Asset Allocation Balanced Fund 121

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,257,895	$1,257,895
Foreign exchange contracts	—	—	604,042	—	$604,042
Equity contracts	2,012,310	(29,207,521)	—	(2,085,478)	$(29,280,689)
Interest rate contracts	—	7,275,013	—	108,154	$7,383,167
Total	$2,012,310	$(21,932,508)	$604,042	$(719,429)	$(20,035,585)

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

122 Dynamic Asset Allocation Balanced Fund

This page left blank intentionally.

Dynamic Asset Allocation Balanced Fund 123

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$31,823	$—	$—	$—	$—	$ —	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$31,823
OTC Total return
swap contracts*#	—	2,371,625	—	—	—	—	—	130,552	—	—	—	—	—	—	—	—	—	—	2,502,177
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	366,100	333,831	309,280	—	—	152,772	102,267	271,290	—	—	—	—	—	1,535,540
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	609,577	—	—	—	—	—	—	400,613	—	—	—	—	—	—	—	1,010,190
Forward currency contracts#	167,201	147,960	—	—	19,278	—	—	2,153	61,561	68,418	—	—	208,746	32,476	151,446	126,866	—	193,310	1,179,415
Purchased options**#	—	—	—	—	7,283,111	—	—	—	—	—	—	—	—	—	—	—	—	—	7,283,111
Total Assets	$167,201	$2,519,585	$31,823	$609,577	$7,302,389	$366,100	$333,831	$441,985	$61,561	$68,418	$553,385	$102,267	$480,036	$32,476	$151,446	$126,866	$—	$193,310	$13,542,256
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	121,009	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	121,009
OTC Total return
swap contracts*#	—	2,055,292	—	—	—	—	—	157,517	—	—	—	—	—	—	—	—	—	—	2,212,809
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	368,908	147,426	4,567	—	—	49,731	—	61,055	—	—	—	—	—	631,687
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	34,536	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	34,536
Futures contracts§	—	—	—	25,237	—	—	—	—	—	—	2,344	—	—	—	—	—	—	—	27,581
Forward currency contracts#	—	—	—	—	—	—	—	—	—	39,795	—	—	81,387	196,863	133,379	10,486	—	—	461,910
Written options#	—	—	—	—	1,119,711	—	—	—	—	—	—	—	—	—	—	—	—	—	1,119,711
Total Liabilities	$—	$2,055,292	$155,545	$25,237	$1,119,711	$368,908	$147,426	$162,084	$—	$39,795	$52,075	$—	$142,442	$196,863	$133,379	$10,486	$—	$—	$4,609,243
Total Financial and Derivative
Net Assets	$167,201	$464,293	$(123,722)	$584,340	$6,182,678	$(2,808)	$186,405	$279,901	$61,561	$28,623	$501,310	$102,267	$337,594	$(164,387)	$18,067	$116,380	$—	$193,310	$8,933,013
Total collateral received
(pledged)†##	$167,201	$464,293	$—	$—	$6,070,000	$—	$186,405	$279,901	$—	$—	$125,000	$102,267	$337,594	$(111,847)	$—	$101,308	$—	$—
Net amount	$—	$—	$(123,722)	$584,340	$112,678	$(2,808)	$—	$—	$61,561	$28,623	$376,310	$—	$—	$(52,540)	$18,067	$15,072	$—	$193,310

124 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 125

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Controlled collateral
received (including
TBA commitments)**	$225,667	$490,811	$—	$—	$6,070,000	$—	$220,000	$1,420,000	$—	$—	$125,000	$109,688	$340,000	$—	$—	$—	$—	$—	$9,001,166
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$101,308	$—	$—	$101,308
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$(468,791)	$—	$—	$—	$—	$(313,482)	$—	$—	$(111,847)	$—	$—	$(560,736)	$—	$(1,454,856)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $16,632,839 and no monies, respectively.

126 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 127

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $27,051,999 as a capital gain dividend with respect to the taxable year ended September 30, 2023, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 20.27% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 35.77%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $16,581,209 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

128 Dynamic Asset Allocation Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

Dynamic Asset Allocation Balanced Fund 129

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

130 Dynamic Asset Allocation Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Balanced Fund 131

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President and	Assistant Clerk, and
Boston, MA 02110	Chief Compliance Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
Independent Registered	and Compliance Liaison	Vice President and
Public Accounting Firm		Chief Legal Officer
PricewaterhouseCoopers LLP
Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

This page left blank intentionally.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2023	$148,985	$ —	$24,172	$ —
September 30, 2022	$149,646	$ —	$26,021	$ —

For the fiscal years ended September 30, 2023 and September 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $244,804 and $324,304 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2023	$ —	$220,632	$ —	$ —
September 30, 2022	$ —	$298,283	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 27, 2023